UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10339

Name of Fund: BlackRock Municipal Income Trust (BFK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2013

Date of reporting period: 10/31/2012

Item 1 – Report to Stockholders

October 31, 2012

Semi-Annual Report (Unaudited)

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Dear Shareholder

In the final months of 2011, financial markets were highly volatile but were in a mode of gradual improvement. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in the previous quarter by sovereign debt turmoil in the United States and Europe. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was low and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and the labor market shows solid improvement. These central bank actions boosted investor confidence and risk assets rallied globally.

European stocks continued their advance in the final month of the reporting period as progress toward fiscal integration created a more positive atmosphere for investors. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. The period ended with increasing concern about how and when US politicians would resolve the nation’s looming fiscal crisis, known as the “fiscal cliff.”

All asset classes performed well for the 12-month period ended October 31, 2012, with the strongest returns coming from US stocks and high yield bonds. For the six-month period ended October 31, 2012, equities underperformed fixed income investments, where high yield was the leading sector. US and international stocks finished the six-month period with modest gains, while emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity — new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2012

	6-month	12-month

US large cap equities	2.16%	15.21%
(S&P 500® Index)

US small cap equities	0.95	12.08
(Russell 2000® Index)

International equities	2.12	4.61
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	(1.25)	2.63
(MSCI Emerging Markets
Index)

3-month Treasury bill	0.06	0.08
(BofA Merrill Lynch
3-Month US Treasury
Bill Index)

US Treasury securities	3.49	7.46
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	2.75	5.25
bonds (Barclays
US Aggregate
Bond Index)

Tax-exempt municipal	3.65	9.57
bonds (S&P Municipal
Bond Index)

US high yield bonds	6.24	13.58
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended October 31, 2012

Municipal bonds delivered exceptional performance, with the S&P Municipal Bond Index gaining 9.57% for the 12 months ended October 31, 2012. In the later part of 2011, heightened volatility in equity markets led to increased demand for municipal bonds as investors flocked to more stable asset classes. The municipal market benefited from an exuberant Treasury market amid global uncertainty in addition to muted new issuance. Supply was constrained while demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history and municipal bonds outperformed most fixed income asset classes for the year.

Market conditions remained favorable in 2012 even though supply picked up considerably. As the fiscal situation for municipalities continued to improve, the rate of new issuance came back in line with historical averages. Total new issuance for the first ten months of 2012 was $313 billion as compared to $288 billion for the entire year of 2011. It is important to note that refunding activity has accounted for a large portion of supply in 2012 as issuers refinanced their debt at lower interest rates. Refunding issues are easily absorbed by the market because when seasoned bonds are refinanced, issuers re-enter the market via cheaper and predominantly shorter-maturity financing. Investors, in turn, support these new issues with the proceeds from bond maturities or coupon payments.

Increased supply was met with the continuation of strong demand in 2012 as investors remained starved for yield in a low-rate environment. Investors poured into municipal bond mutual funds, particularly those with long-duration and high-yield investment mandates as they tend to provide higher levels of income. Year-to-date through October 2012, flows into municipal funds have totaled $48.034 billion (according to the Investment Company Institute). Following an extensive period of significant outflows from late 2010 through mid-2011, these robust 2012 inflows are telling of the complete turnaround in confidence. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold (i.e., more bonds are being called and maturing than being issued) and this theme remained intact for 2012.

In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher. In addition to income and capital preservation, investors were drawn to the asset class for its relatively low volatility. As global sentiment improved over the summer, municipal bonds outperformed the more volatile US Treasury market. In September, unexpectedly muted new issuance drove prices higher. October, traditionally a weaker month for the municipal bond market, saw slight gains as demand continued to outpace supply. Given these positive market factors, the S&P Municipal Bond Index has gained 7.03% year-to-date through October 31, 2012.

Overall, the municipal yield curve moved lower during the period from October 31, 2011 to October 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 93 basis points (“bps”) to 2.82% on AAA-rated 30-year municipal bonds and by 67 bps to 1.72% on 10-year bonds, while yields on 5-year issues fell 59 bps to 0.67%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 79 bps, and in the 2- to 10-year range, the spread tightened by 53 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been nearly two years since the fiscal problems plaguing state and local governments first became highly publicized and the prophecy of widespread defaults across the municipal market has not materialized. Year-to-date through October 2012, total outstanding municipal bonds entering into debt service cash-payment default for the first time had an aggregate par value of $1.99 billion. This amount represents only 0.65% of total issuance year-to-date and 0.053% of total municipal bonds outstanding. This compares favorably to data for the full year 2011 when first-time defaults totaled 0.84% of issuance and 0.065% of outstanding. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Trust Summary as of October 31, 2012	BlackRock Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Trust returned 12.07% based on market price and 8.32% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s neutral-to-long average duration (greater sensitivity to interest rates) contributed positively to performance as interest rates generally declined over the period. A preference for longer-dated maturities enhanced returns as the municipal yield curve flattened (long-term interest rates fell more than short and intermediate rates). The Trust benefited from a tightening of credit spreads during the period, with additional positive performance contributions from its allocations to the health and corporate sectors, which were among the better performing segments of the market. Narrowing spreads also bode well for the Trust’s holdings of lower-coupon bonds, which tend to offer higher yield and duration relative to their stated maturity. However, the Trust’s potential return was limited by its low exposure to tobacco, which was the strongest performing sector, as well as its small weighting in lower-quality issues, which delivered strong returns for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Trust also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2012 ($17.11)[1]	5.61%
Tax Equivalent Yield[2]	8.63%
Current Monthly Distribution per Common Share[3]	$0.080
Current Annualized Distribution per Common Share[3]	$0.960
Economic Leverage as of October 31, 2012[4]	34%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$17.11	$15.75	8.63%	$17.42	$15.70
Net Asset Value	$16.16	$15.39	5.00%	$16.16	$15.39

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	10/31/12	4/30/12
Health	27%	27%
County/City/Special District/School District	18	18
State	15	15
Education	12	10
Transportation	12	10
Utilities	8	9
Corporate	4	5
Tobacco	3	4
Housing	1	2

Credit Quality Allocation5

	10/31/12	4/30/12
AAA/Aaa	4%	1%
AA/Aa	35	36
A	34	34
BBB/Baa	18	20
BB/Ba	2	2
Not Rated[6]	7	7

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $19,046,285 and $18,973,610, each representing 5%, respectively, of the Trust’s long-term investments.
SEMI-ANNUAL REPORT	OCTOBER 31, 2012	5

Trust Summary as of October 31, 2012	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Trust returned 9.79% based on market price and 8.57% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to performance during the period were the Trust’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Trust has consistently emphasized longer-dated securities in order to benefit when long-term rates decline faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation had a notable positive impact on returns. The Trust’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Security selection detracted from performance in the tobacco sector; however, the cumulative effect of security selection in the Fund was positive for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Trust also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2012 ($13.06)[1]	5.70%
Tax Equivalent Yield[2]	8.77%
Current Monthly Distribution per Common Share[3]	$0.062
Current Annualized Distribution per Common Share[3]	$0.744
Economic Leverage as of October 31, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price.	$13.06	$12.27	6.44%	$13.59	$12.00
Net Asset Value	$12.83	$12.19	5.25%	$12.83	$12.19

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	10/31/12	4/30/12
Health	18%	18%
Utilities	15	13
Transportation	15	14
Education	14	15
County/City/Special District/School District	14	13
State	12	12
Housing	4	6
Corporate	5	5
Tobacco	3	4

Credit Quality Allocation5

	10/31/12	4/30/12
AAA/Aaa	22%	21%
AA/Aa	45	46
A	19	17
BBB/Baa	7	9
BB/Ba	1	1
B	1	1
Not Rated[6]	5	5

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $1,253,348 and $1,193,514, each representing 1%, respectively, of the Trust’s long-term investments.
6	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Trust Summary as of October 31, 2012	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the six-month period ended October 31, 2012, the Trust returned 7.04% based on market price and 4.32% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, the Trust benefited from rising municipal bond prices, a flatter yield curve and tighter credit spreads. The Trust’s exposure to intermediate-maturity bonds and lower-quality investment grade bonds had a significant positive impact on performance. The Trust is managed to a 2020 termination date and therefore generally maintains a shorter maturity profile than its Lipper category competitors. The Trust’s shorter maturity profile was a disadvantage relative to its Lipper category competitors as the municipal yield curve moved lower and flattened during the period. The Trust had limited exposure to the long end of the curve, where interest rates fell the most, and therefore did not experience price appreciation of the same magnitude as did its Lipper category competitors with longer maturity profiles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of October 31, 2012 ($16.81)[1]	4.44%
Tax Equivalent Yield[2]	6.83%
Current Monthly Distribution per Common Share[3]	$0.06225
Current Annualized Distribution per Common Share[3]	$0.74700
Economic Leverage as of October 31, 2012[4]	34%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Auction Market Preferred Shares (“AMPS”) and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price.	$16.81	$16.06	4.67%	$17.14	$15.94
Net Asset Value	$16.69	$16.36	2.02%	$16.72	$16.35

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	10/31/12	4/30/12
State	18%	17%
Transportation	15	14
Utilities	14	15
Health	13	10
Corporate	12	13
County/City/Special District/School District	12	13
Tobacco	7	8
Housing	5	4
Education	4	6

Credit Quality Allocation 5

	10/31/12	4/30/12
AAA/Aaa	14%	14%
AA/Aa	23	25
A	34	29
BBB/Baa	18	22
BB/Ba	1	1
B	1	1
Not Rated[6]	9	8

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $7,274,783, representing 1%, and $14,828,808, representing 3%, respectively, of the Trust’s long-term investments.
SEMI-ANNUAL REPORT	OCTOBER 31, 2012	7

Trust Summary as of October 31, 2012	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Trust returned 13.70% based on market price and 8.80% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to performance during the period were the Trust’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Trust has consistently emphasized longer-dated securities in order to benefit when long-term rates decline faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation had a notable positive impact on returns. The Trust’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Security selection detracted from performance in the state tax-backed and health sectors; however, the cumulative effect of security selection in the Fund was positive for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Trust also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2012 ($16.34)[1]	5.88%
Tax Equivalent Yield[2]	9.05%
Current Monthly Distribution per Common Share[3]	$0.0801
Current Annualized Distribution per Common Share[3]	$0.9612
Economic Leverage as of October 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price.	$16.34	$14.83	10.18%	$16.68	$14.82
Net Asset Value	$15.32	$14.53	5.44%	$15.32	$14.53

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	10/31/12	4/30/12
Transportation	20%	20%
Health	19	19
Utilities	15	14
State	14	14
Corporate	9	9
County/City/Special District/School District	9	9
Education	8	8
Tobacco	4	5
Housing	2	2

Credit Quality Allocation 5

	10/31/12	4/30/12
AAA/Aaa	10%	11%
AA/Aa	35	35
A	28	26
BBB/Baa	15	16
BB/Ba	1	1
B	3	3
Not Rated[6]	8	8

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $24,545,262, representing 2%, and $30,018,520, representing 4%, respectively, of the Trust’s long-term investments.
8	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Trust Summary as of October 31, 2012	BlackRock Pennsylvania Strategic Municipal Trust

Trust Overview

BlackRock Pennsylvania Strategic Municipal Trust’s (BPS) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the six-month period ended October 31, 2012, the Trust returned 5.66% based on market price and 6.24% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 9.26% based on market price and 5.87% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, the Trust benefited from rising municipal bond prices, a flatter yield curve and tighter credit spreads. The Trust’s exposure to intermediate- and longer-maturity bonds and lower-quality investment grade bonds had a significant positive impact on performance. US Treasury financial futures contracts used to hedge interest rate risk in the Trust also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BPS
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2012 ($15.69)[1]	5.43%
Tax Equivalent Yield[2]	8.35%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of October 31, 2012[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price.	$15.69	$15.27	2.75%	$16.33	$14.84
Net Asset Value	$15.57	$15.07	3.32%	$15.61	$15.06

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	10/31/12	4/30/12
Health	29%	33%
State	17	12
Education	16	15
Transportation	14	11
Housing	10	12
County/City/Special District/School District	7	10
Utilities	5	4
Corporate	2	3

Credit Quality Allocation 5

	10/31/12	4/30/12
AA/Aa	65%	67%
A	25	19
BBB/Baa	8	9
BB/Ba	—	1
Not Rated[6]	2	4

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $557,358, representing 1%, and $1,616,703, representing 4%, respectively, of the Trust’s long-term investments.
SEMI-ANNUAL REPORT	OCTOBER 31, 2012	9

Trust Summary as of October 31, 2012	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the six-month period ended October 31, 2012, the Trust returned 14.62% based on market price and 8.44% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. Contributing positively to performance during the period were the Trust’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Trust has consistently emphasized longer-dated securities in order to benefit when long-term rates decline faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation had a notable positive impact on returns. The Trust’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Security selection detracted from performance in the health and tobacco sectors; however, the cumulative effect of security selection in the Fund was positive for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Trust also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2012 ($16.00)[1]	5.55%
Tax Equivalent Yield[2]	8.54%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of October 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price.	$16.00	$14.38	11.27%	$16.26	$14.21
Net Asset Value	$15.19	$14.43	5.27%	$15.19	$14.43

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	10/31/12	4/30/12
Health	24%	23%
Transportation	21	20
State	17	15
Utilities	12	11
Education	9	11
Corporate	8	9
County/City/Special District/School District	6	8
Housing	3	3

Credit Quality Allocation 5

	10/31/12	4/30/12
AAA/Aaa	13%	13%
AA/Aa	38	37
A	23	22
BBB/Baa	16	16
BB/Ba	2	2
B	2	3
Not Rated[6]	6	7

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $4,722,844 and $4,567,039, each representing 3%, respectively, of the Trust’s long-term investments.
10	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Call/Maturity Structure

The following table summarizes the percentage of each Trust’s long-term investments with scheduled maturity dates and/or that are subject to potential calls by issuers over the next five years:

Calendar Year Ended December 31,	BKN	BTA	BKK	BFK	BPS	BSD
2012	3%	2%	2%	7%	—	3%
2013	3	—	20	5	4%	2
2014	5	8	6	5	2	3
2015	5	12	3	3	4	4
2016	5	18	9	6	5	8

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	11

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts, except for BTA, issue Auction Market Preferred Shares (“AMPS”), Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (‘Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets, while each Trust with VRDP Shares or VMTP Shares outstanding limits its economic leverage to 45% of its total managed assets. As of October 31, 2012, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BKN	34%
BTA	35%
BKK	34%
BFK	39%
BPS	41%
BSD	38%

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.4%
Birmingham Special Care Facilities Financing
Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,745	$2,082,309
6.00%, 6/01/39	500	594,630
Birmingham Water Works Board, RB,
4.75%, 1/01/36	3,150	3,434,476
Hoover City Board of Education, Refunding,
4.25%, 2/15/40	3,050	3,260,694
		9,372,109
Arizona — 8.2%
Arizona Health Facilities Authority, Refunding RB,
Phoenix Children’s Hospital, Series A,
5.00%, 2/01/42	3,300	3,531,759
Arizona Sports & Tourism Authority, RB,
Multipurpose Stadium Facilities, Series A
(NPFGC), 5.00%, 7/01/13 (a)	750	773,610
Arizona State University, RB, Series D,
5.50%, 7/01/26	475	576,612
County of Pinal Arizona Election District No. 3,
Refunding RB, 4.75%, 7/01/31	3,750	4,100,587
Pima County IDA, Refunding IDRB, Tucson Electric
Power, 5.75%, 9/01/29	1,375	1,463,371
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,195,715
5.00%, 12/01/37	4,585	5,306,862
San Luis Facility Development Corp., RB, Senior
Lien, Regional Detention Center Project:
6.25%, 5/01/15	305	303,881
7.00%, 5/01/20	490	499,580
7.25%, 5/01/27	980	944,357
State of Arizona, COP, Department of
Administration, Series A (AGM),
5.00%, 10/01/29	1,100	1,226,291
University Medical Center Corp. Arizona, RB,
6.50%, 7/01/39	750	872,535
University Medical Center Corp. Arizona,
Refunding RB, 6.00%, 7/01/39	1,600	1,859,040
		22,654,200
Arkansas — 1.3%
City of Conway Arkansas, RB, Wastewater Revenue
Improvement, Series A, 4.20%, 10/01/37	750	781,628
City of Springdale Arizona, RB, Sales and Tax Use (b):
3.00%, 11/01/30	975	952,663
3.00%, 11/01/31	1,520	1,482,486
3.00%, 11/01/32	465	449,334
		3,666,111

Municipal Bonds	Par (000)	Value
California — 23.3%
California County Tobacco Securitization Agency,
RB, CAB, Stanislaus, Sub-Series C,
11.02%, 6/01/55 (c)	$7,090	$73,523
California Educational Facilities Authority,
Refunding RB, 5.00%, 2/01/40	3,000	3,352,980
California Health Facilities Financing Authority, RB,
Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,775,663
Carlsbad Unified School District, GO, Election of
2006, Series B, 4.97% 5/01/34 (d)	1,500	1,220,880
City of San Jose California, Refunding ARB,
Series A-1, AMT, 5.75%, 3/01/34	3,000	3,470,010
County of Sacramento California, RB, Senior
Series A (AGM), 5.00%, 7/01/41	2,100	2,284,170
Dinuba Unified School District, GO, Election of
2006 (AGM):
5.63%, 8/01/31	250	288,828
5.75%, 8/01/33	535	622,494
Foothill Eastern Transportation Corridor Agency
California, Refunding RB:
5.75%, 1/15/40	3,495	3,496,468
CAB, 5.88%, 1/15/28	7,000	7,246,540
Hartnell Community College District California,
GO, CAB, Election of 2002, Series D,
4.91% 8/01/34 (d)	2,475	1,851,250
Norwalk-La Mirada Unified School District California,
GO, CAB, Refunding, Election of 2002, Series E
(AGC), 5.06%, 8/01/38 (c)	12,000	3,318,360
Palomar Community College District, GO, CAB,
Election of 2006, Series B:
4.61%, 8/01/30 (c)	2,270	1,010,854
5.98%, 8/01/33 (c)	4,250	1,250,860
4.75%, 8/01/39 (d)	3,000	1,914,360
San Diego Community College District California,
GO, CAB, Election of 2002, 4.77% 8/01/19 (d)	4,200	3,464,748
San Jose Evergreen Community College District, GO,
Election of 2010, Series B, 3.50%, 8/01/32	1,800	1,846,386
State of California, GO, Various Purpose:
5.75%, 4/01/31	3,000	3,555,120
6.00%, 3/01/33	2,270	2,814,709
6.50%, 4/01/33	2,900	3,646,344
5.50%, 3/01/40	3,650	4,212,757
(CIFG), 5.00%, 3/01/15 (a)	515	570,517
(CIFG), 5.00%, 3/01/33	4,485	4,755,266
Refunding (NPFGC), 5.00%, 6/01/37	5,000	5,422,900
		64,465,987

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	American Capital Access Corp.	HDA	Housing Development Authority
	AGC	Assured Guaranty Corp.	HFA	Housing Finance Agency
	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
	AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
	AMT	Alternative Minimum Tax (subject to)	IDB	Industrial Development Board
	ARB	Airport Revenue Bonds	IDRB	Industrial Development Revenue Bonds
	ARS	Auction Rate Securities	ISD	Independent School District
	CAB	Capital Appreciation Bonds	NPFGC	National Public Finance Guarantee Corp.
	CIFG	CDC IXIS Financial Guaranty	PILOT	Payment in lieu of taxes
	COP	Certificates of Participation	PSF-GTD	Permanent School Fund Guaranteed
	EDA	Economic Development Authority	RB	Revenue Bonds
	EDC	Economic Development Corp.	S/F	Single-Family
	ERB	Education Revenue Bonds	SAN	State Aid Notes
	FSA	Financial Security Assurance, Inc.	Syncora	Syncora Guarantee
	GARB	General Airport Revenue Bonds	VRDN	Variable Rate Demand Notes
	GO	General Obligation Bonds

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	13

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Colorado — 0.3%
Park Creek Metropolitan District, Refunding RB,
Senior Limited Property Tax (AGM),
6.00%, 12/01/38	$750	$876,390
Connecticut — 1.8%
Connecticut State Health & Educational Facilities
Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	2,140	2,373,025
Lawrence & Memorial Hospital, Series F,
5.00%, 7/01/36	950	1,048,220
Pomfret School, Series B, 4.00%, 7/01/37	730	745,644
Sacred Heart University, Series G,
5.38%, 7/01/31	600	667,788
		4,834,677
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc.,
Indian River Project, 6.00%, 10/01/40	1,800	2,028,528
Florida — 12.2%
County of Lee Florida, Refunding RB, Lee Airport,
Series A, AMT (AGM), 5.00%, 10/01/28	3,000	3,311,490
County of Miami-Dade Florida, RB, CAB,
Sub-Series A (NPFGC) (c):
5.29%, 10/01/32	5,000	1,767,100
5.32%, 10/01/32	4,225	1,484,834
5.30%, 10/01/33	15,375	5,147,857
5.35%, 10/01/33	4,000	1,325,720
5.40%, 10/01/34	4,580	1,424,609
5.43%, 10/01/35	5,000	1,463,900
County of Orange Florida, Refunding RB (Syncora),
4.75%, 10/01/32	5,000	5,245,450
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	3,700	3,709,250
Orange County Health Facilities Authority,
Refunding RB, Mayflower Retirement Center,
5.00%, 6/01/32	200	208,640
Sumter Landing Community Development District
Florida, RB, Sub-Series B, 5.70%, 10/01/38	3,465	3,205,056
Village Community Development District No. 6,
Special Assessment Bonds, 5.63%, 5/01/22	5,405	5,450,186
		33,744,092
Georgia — 1.7%
Chatham County Hospital Authority, Refunding RB,
Memorial Health University Medical Center, Inc.,
Series A, 4.00%, 1/01/34	3,000	3,064,620
Milledgeville & Baldwin County Development
Authority, RB, Georgia College & State University
Foundation, 6.00%, 9/01/14 (a)	1,500	1,670,130
		4,734,750
Hawaii — 0.2%
Hawaii State Department of Budget & Finance
Senior Living, Refunding RB, Special Purpose—
Kahala Nui, 5.25%, 11/15/37	600	639,012
Idaho — 1.1%
Idaho Health Facilities Authority, Refunding RB,
Trinity Health Group, Series B, 6.25%, 12/01/33	2,500	2,993,200
Illinois — 12.6%
Chicago Public Building Commission Building
Illinois, RB, Series A (NPFGC),
7.00%, 1/01/20 (e)	5,000	6,672,250
Chicago Transit Authority, RB, Sales Tax Receipts
Revenue, 5.25%, 12/01/40	1,000	1,146,030
City of Chicago, Refunding RB, O’Hare International
Airport, Series B, AMT, 4.00%, 1/01/29	6,000	5,991,240

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, RB:
Navistar International, Recovery Zone,
6.50%, 10/15/40	$795	$825,266
Northwestern Memorial Hospital, Series A,
5.50%, 8/15/14 (a)	5,800	6,331,106
Rush University Medical Center, Series C,
6.63%, 11/01/39	1,200	1,480,008
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	345	347,173
OSF Healthcare System, Series A,
6.00%, 5/15/39	1,510	1,752,793
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,696,515
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	6,000	6,723,420
6.00%, 6/01/28	1,700	2,018,240
		34,984,041
Indiana — 0.5%
Indiana Finance Authority, Refunding RB,
Improvement, U.S. Steel Corp.,
6.00%, 12/01/26	1,350	1,391,324
Iowa — 1.6%
Iowa Higher Education Loan Authority, RB, Private
College Facility, Buena Vista University Project,
5.00%, 4/01/31	1,355	1,520,933
Iowa Higher Education Loan Authority,
Refunding RB, Private College Facility:
5.75%, 9/01/30	965	1,081,688
6.00%, 9/01/39	1,500	1,673,595
		4,276,216
Kansas — 1.0%
Kansas Development Finance Authority,
Refunding RB, Sisters of Leavenworth, Series A,
5.00%, 1/01/28	1,155	1,300,542
Pratt County Public Building Commission, RB,
3.25%, 12/01/32 (b)	1,500	1,473,855
		2,774,397
Kentucky — 2.9%
Kentucky Economic Development Finance Authority,
Refunding RB, Norton Healthcare, Inc., Series B
(NPFGC), 4.42%, 10/01/23 (c)	8,500	5,272,635
Louisville & Jefferson County Metropolitan
Government, Refunding RB, Jewish Hospital & St.
Mary’s Healthcare, 6.13%, 2/01/18 (a)	2,250	2,858,422
		8,131,057
Louisiana — 2.5%
Lafayette Public Trust Financing Authority,
Refunding RB, Ragin Cajun Facilities Project:
3.63%, 10/01/29	360	360,068
3.75%, 10/01/32	780	780,367
Louisiana Local Government Environmental
Facilities & Community Development
Authority, RB:
Parish of Plaquemines Project (AGM),
4.00%, 9/01/42	720	722,765
Westlake Chemical Corp., Series A-1,
6.50%, 11/01/35	1,565	1,825,948
Louisiana Public Facilities Authority,
5.00%, 7/01/42 (b)	2,400	2,600,736
Louisiana Public Facilities Authority, RB, Belle
Chasse Educational Foundation Project,
6.50%, 5/01/31	600	700,596
		6,990,480

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 1.7%
Maryland EDC, Refunding RB, CNX Marine Terminals
Inc., 5.75%, 9/01/25	$180	$196,067
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, Doctor’s Community
Hospital, 5.63%, 7/01/30	4,100	4,429,107
		4,625,174
Michigan — 2.8%
Board of Control of Michigan Technological
University, Refunding RB, General, Series A,
4.00%, 10/01/30	1,930	2,022,389
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I, 6.25%, 10/15/38	1,875	2,194,463
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	2,750	3,546,125
		7,762,977
Minnesota — 1.5%
City of Minneapolis Minnesota, Refunding RB,
Fairview Health Services, Series B (AGC),
6.50%, 11/15/38	2,250	2,778,885
Minnesota Higher Education Facilities Authority,
Refunding RB, College of St. Scholarstica, Inc.,
Series 7, 4.00%, 12/01/32	150	151,362
Tobacco Securitization Authority Minnesota,
Refunding RB, Tobacco Settlement, Series B,
5.25%, 3/01/31	1,200	1,336,584
		4,266,831
Mississippi — 3.4%
Mississippi Development Bank, RB, Hinds
Community College District, Capital Improvement
Project (AGM), 5.00%, 4/01/36	1,910	2,130,529
Mississippi Development Bank Special Obligation,
RB, Jackson County Limited Tax Note (AGC),
5.50%, 7/01/32	2,655	3,032,568
University of Southern Mississippi, RB, Campus
Facilities Improvements Project, 5.38%, 9/01/36	3,150	3,581,896
Warren County Mississippi, RB, Gulf Opportunity
Zone Bonds, International Paper Co. Project,
Series A, AMT, 5.38%, 12/01/35	600	656,082
		9,401,075
Missouri — 1.5%
Missouri State Development Finance Board, RB:
St. Joseph Sewage System Improvements,
Series E, 5.25%, 5/01/31	620	668,124
Series B, 5.00%, 11/01/41	1,350	1,467,153
Missouri State Health & Educational Facilities
Authority, RB:
A.T. Still University Health Sciences,
5.25%, 10/01/31	500	567,740
Heartland Regional Medical Center,
4.13%, 2/15/43	1,530	1,544,642
		4,247,659
Montana — 0.5%
Montana Facility Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A,
4.75%, 1/01/40	1,250	1,361,450
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas
Project No. 3:
5.25%, 9/01/37	765	838,953
5.00%, 9/01/42	900	961,317
Omaha Nebraska Sanitation Sewer Revenue, RB,
4.25%, 11/15/38	2,290	2,453,254
		4,253,524

Municipal Bonds	Par (000)	Value
Nevada — 0.4%
County of Clark Nevada, Refunding RB, Alexander
Dawson School Nevada Project, 5.00%, 5/15/29	$1,065	$1,170,137
New Jersey — 6.4%
Middlesex County Improvement Authority, RB,
Subordinate, Heldrich Center Hotel, Series B,
6.25%, 1/01/37 (f)(g)	1,510	112,722
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/14 (a)	5,250	5,711,160
Continental Airlines, Inc. Project, AMT,
5.25%, 9/15/29	1,335	1,366,653
New Jersey Educational Facilities Authority,
Refunding RB, University of Medicine & Dentistry,
Series B:
7.13%, 12/01/23	950	1,220,645
7.50%, 12/01/32	1,225	1,542,875
New Jersey Health Care Facilities Financing
Authority, Refunding RB, Barnabas Health,
Series A:
4.63%, 7/01/23	770	810,687
5.63%, 7/01/37	2,560	2,875,955
New Jersey State Housing & Mortgage Finance
Agency, RB, Series AA, 6.50%, 10/01/38	600	635,106
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series B, 5.25%, 6/15/36	2,860	3,305,617
		17,581,420
New York — 7.0%
Albany Industrial Development Agency, RB, New
Covenant Charter School Project, Series A,
7.00%, 5/01/35 (f)(g)	725	108,736
Hudson New York Yards Infrastructure Corp., RB,
Series A:
(AGM), 5.00%, 2/15/47	1,250	1,336,050
(NPFGC), 4.50%, 2/15/47	1,980	2,052,884
(NPFGC), 5.00%, 2/15/47	1,500	1,594,605
Long Island Power Authority, Refunding RB,
Series A, 5.75%, 4/01/39	2,475	2,954,407
New York City Industrial Development Agency, RB:
American Airlines, Inc., JFK International Airport,
AMT, 7.63%, 8/01/25 (f)(g)(h)	2,600	2,742,428
Queens Baseball Stadium, PILOT, (AGC),
6.50%, 1/01/46	300	354,252
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One
Bryant Park Project, 6.38%, 7/15/49	1,250	1,452,000
New York State Dormitory Authority, RB, Rochester
Institute of Technology, 6.00%, 7/01/33	1,625	1,912,430
Onondaga Civic Development Corp., RB:
4.50%, 7/01/32	2,420	2,382,611
5.00%, 7/01/42	810	823,616
Westchester County Healthcare Corp. New York,
Refunding RB, Senior Lien, 5.00%, 11/01/30	1,600	1,778,704
		19,492,723
North Carolina — 2.8%
City of Charlotte North Carolina, Refunding RB,
Series A, 5.50%, 7/01/34	325	378,329
Gaston County Industrial Facilities & Pollution
Control Financing Authority North Carolina, RB,
Exempt Facilities, National Gypsum Co. Project,
AMT, 5.75%, 8/01/35	2,425	2,218,244
North Carolina Capital Facilities Finance Agency,
Refunding RB, Duke Energy Carolinas Project,
Series B, 4.38%, 10/01/31	1,385	1,506,063

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	15

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission,
Refunding RB:
South Eastern Medical Region,
3.25%, 6/01/27	$450	$438,525
South Eastern Medical Region,
5.00%, 6/01/32	985	1,123,324
University Health System, Series D,
6.25%, 12/01/33	1,750	2,106,300
		7,770,785
North Dakota — 1.1%
City of Fargo North Dakota, Refunding RB, University
Facilities Development Foundation Project,
3.00%, 12/01/30	600	592,620
City of Grand Forks North Dakota, Refunding RB,
5.00%, 12/01/32	2,120	2,307,005
		2,899,625
Ohio — 0.9%
Kent State University, RB, General Receipts,
Series A, 5.00%, 5/01/42	1,200	1,355,808
Miami University Oxford Ohio, RB, General Receipts,
3.25%, 9/01/34 (b)	1,200	1,166,460
		2,522,268
Oregon — 1.3%
Oregon Health & Science University, RB, Series A,
5.75%, 7/01/39	1,250	1,445,625
Oregon Health & Science University, Refunding RB,
Series A, 3.00%, 7/01/24	1,500	1,514,160
Oregon State Facilities Authority, Refunding RB,
Limited College Project, Series A,
5.25%, 10/01/40	500	554,560
		3,514,345
Pennsylvania — 3.5%
County of Allegheny Pennsylvania IDA,
Refunding RB, U.S. Steel Corp. Project,
6.55%, 12/01/27	2,535	2,723,148
Delaware River Port Authority, RB, Series D (AGM),
5.00%, 1/01/40	3,640	4,071,340
McKeesport Area School District, Refunding GO,
CAB (NPFGC) (c):
3.12%, 10/01/31 (e)	500	278,375
4.62%, 10/01/31	2,435	1,026,279
Pennsylvania Higher Educational Facilities Authority,
RB, 5.00%, 11/01/42	1,500	1,656,480
		9,755,622
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 5.82%, 8/01/35 (c)	1,000	271,180
First Sub-Series A, 5.75%, 8/01/37	1,500	1,656,645
Puerto Rico Sales Tax Financing Corp.,
Refunding RB, CAB, Series A (NPFGC),
5.58%, 8/01/41 (c)	7,500	1,540,125
		3,467,950
Rhode Island — 3.2%
Rhode Island Health & Educational Building Corp.,
RB, Hospital Financing, LifeSpan Obligation,
Series A (AGC), 7.00%, 5/15/39	3,000	3,635,490
Rhode Island Health & Educational Building Corp.,
Refunding RB, Rhode Island School of Design,
3.50%, 6/01/29	3,605	3,615,418
State of Rhode Island, COP, Series C, School for the
Deaf (AGC), 5.38%, 4/01/28	1,330	1,513,926
		8,764,834

Municipal Bonds	Par (000)	Value
South Carolina — 3.6%
South Carolina Jobs-EDA, Refunding RB, Palmetto
Health Alliance:
Series A, 6.25%, 8/01/31	$2,185	$2,276,857
Series C, 6.88%, 8/01/13 (a)	3,560	3,735,793
South Carolina State Housing Finance &
Development Authority, Refunding RB, Series A-2,
AMT (AMBAC), 5.15%, 7/01/37	3,760	3,959,694
		9,972,344
Tennessee — 2.1%
Johnson City Health & Educational Facilities Board,
RB, 5.00%, 8/15/42	1,200	1,292,304
Memphis-Shelby County Sports Authority, Inc.,
Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,282,414
5.38%, 11/01/28	1,000	1,130,420
Shelby County Health Educational & Housing
Facilities Board, RB, Methodist Le Bonheur
Healthcare, 5.00%, 5/01/42	1,800	1,972,404
		5,677,542
Texas — 10.3%
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare
System, Series B:
7.13%, 12/01/31	1,000	1,242,870
7.25%, 12/01/35	2,650	3,325,564
Harris County-Houston Sports Authority,
Refunding RB, CAB, Senior Lien, Series A
(NPFGC), 5.67%, 11/15/38 (c)	5,000	1,167,550
Love Field Airport Modernization Corp., RB,
Southwest Airlines Co. Project, 5.25%, 11/01/40	1,445	1,556,959
Lower Colorado River Authority, Refunding RB,
Series A (NPFGC), 5.00%, 5/15/13 (a)	5	5,128
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	2,200	2,573,824
Midland County Fresh Water Supply District No 1,
Refunding RB, City of Midland Project:
3.38%, 9/15/32	2,425	2,424,588
CAB, 4.63%, 9/15/36 (c)	7,640	2,559,476
Series A, CAB, 4.80%, 9/15/38 (c)	16,780	4,917,715
Texas Private Activity Bond Surface Transportation
Corp., RB, Senior Lien, LBJ Infrastructure Group
LLC, LBJ Freeway Managed Lanes Project,
7.00%, 6/30/40	3,000	3,702,780
Texas State Turnpike Authority, RB, CAB (AMBAC),
5.97%, 8/15/31 (c)	15,000	4,962,900
		28,439,354
Vermont — 1.8%
University of Vermont & State Agricultural College,
Refunding RB, Series A (GO OF UNIV),
4.00%, 10/01/38	1,800	1,861,380
Vermont Educational & Health Buildings Financing
Agency, RB, Hospital, Fletcher Allen Health,
Series A, 4.75%, 12/01/36	1,495	1,551,646
Vermont Educational & Health Buildings Financing
Agency, Refunding RB, St. Michaels College,
5.00%, 10/01/42	1,350	1,498,081
		4,911,107
Virginia — 0.7%
Virginia Small Business Financing Authority, RB,
Senior Lien, Elizabeth River Crossing OPCO LLC
Project, AMT, 5.50%, 1/01/42	1,870	2,050,492

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington — 0.9%
Washington Healthcare Facilities Authority, RB,
MultiCare Health System, Series B (AGC),
6.00%, 8/15/39	$2,100	$2,460,864
West Virginia — 0.7%
West Virginia State University, RB, West Virginia
University Projects, Series B, 5.00%, 10/01/36	1,650	1,917,679
Wisconsin — 0.7%
Wisconsin State Health & Educational Facilities
Authority, Refunding RB, Series C,
5.00%, 8/15/32	1,800	2,001,547
Wyoming — 0.7%
County of Sweetwater Wyoming, Refunding RB,
Idaho Power Co. Project, 5.25%, 7/15/26	1,800	2,054,052
Total Municipal Bonds — 137.6%		380,899,951

Municipal Bonds Transferred to
Tender Option Bond Trusts (i)

Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic
Health, Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,627,318
Massachusetts — 1.3%
Massachusetts Water Resources Authority,
Refunding RB, General, Series A,
5.00%, 8/01/41	3,070	3,453,443
Michigan — 2.3%
Michigan State Hospital Finance Authority,
Refunding RB, 4.00%, 12/01/32	6,000	6,267,180
New York — 7.7%
Hudson New York Yards Infrastructure Corp., RB,
Senior, Series A, 5.75%, 2/15/47	1,750	2,066,007
New York City Municipal Water Finance Authority,
RB, Water & Sewer System, Series A,
5.75%, 6/15/40	690	829,641
New York City Municipal Water Finance Authority,
Refunding RB, Water Sewer System:
Second Generation Resolution, Series FF-2,
5.50%, 6/15/40	810	970,431
Series A, 4.75%, 6/15/30	4,000	4,502,800
New York Liberty Development Corp., RB,
5.25%, 12/15/43	4,500	5,174,614
New York State Dormitory Authority, RB, New York
University, Series A, 5.00%, 7/01/38	3,359	3,708,550
New York State Dormitory Authority, Refunding RB,
Series A, 5.00%, 7/01/42	1,200	1,383,720
New York State Thruway Authority, Refunding RB,
Series A, 5.00%, 3/15/31	2,360	2,799,951
		21,435,714
Ohio — 1.7%
County of Montgomery Ohio, RB, Catholic Health,
Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,855,049
Ohio Higher Educational Facility Commission,
Refunding RB, Hospital, Cleveland Clinic Health,
Series A, 5.25%, 1/01/33	2,600	2,871,414
		4,726,463
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 15.0%		41,510,118
Total Long-Term Investments
(Cost — $381,581,250) — 152.6%		422,410,069

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.04% (j)(k)	6,735,125	$6,735,125
Total Short-Term Securities
(Cost — $6,735,125) — 2.4%		6,735,125
Total Investments (Cost — $388,316,375) — 155.0%		429,145,194
Liabilities in Excess of Other Assets — (1.5)%		(4,235,253)
Liability for TOB Trust Certificates, Including
Interest Expense and Fees Payable — (8.0)%		(22,065,572)
VMTP Shares, at Liquidation Value — (45.5)%		(125,900,000)
Net Assets Applicable to Common Shares — 100.0%		$276,944,369

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Crews & Associates, Inc.	$2,884,483	$5,296
JPMorgan Chase & Co.	$2,600,736	$10,032
National Financial Services LLC	$1,166,460	$(564)
Piper Jaffray	$1,473,855	$88,371

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(e)	Security is collateralized by Municipal or US Treasury obligations.
(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(g)	Non-income producing security.
(h)	Variable rate security. Rate shown is as of report date.
(i)	Securities represent bonds transferred to a TOB in exchange for which the Fund’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j)	Investments in issuers considered to be an affiliate of the Trust during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional
Tax-Exempt Fund	4,510,968	2,224,157	6,735,125	$ 496

(k)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	17

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust Inc. (BKN)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$422,410,069	—	$422,410,069
Short-Term
Securities	$6,735,125	—	—	6,735,125
Total	$6,735,125	$422,410,069	—	$429,145,194

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank 0verdraft	—	$ (172,474)	—	$ (172,474)
TOB trust
certificates	—	(22,053,381)	—	(22,053,381)
VMTP Shares	—	(125,900,000)	—	(125,900,000)
Total	—	$(148,125,855)	—	$(148,125,855)

There were no transfers between levels during the period ended October 31, 2012.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
County of Jefferson Alabama, RB, Series A,
5.25%, 1/01/19	$515	$514,691
Arizona — 0.7%
Salt Verde Financial Corp., RB, Senior,
5.00%, 12/01/37	1,090	1,261,610
California — 5.8%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A,
5.75%, 7/01/39	385	444,752
Stanford Hospital and Clinics, Series A,
5.00%, 8/15/51	410	458,056
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,249,622
California Health Facilities Financing Authority,
Refunding RB, Catholic Healthcare West, Series A,
6.00%, 7/01/39	680	804,202
California HFA, RB, Home Mortgage, Series K, AMT,
5.50%, 2/01/42	480	496,997
California State Public Works Board, RB, Various
Capital Projects, V,
Sub-Series I-1, 6.38%, 11/01/34	400	484,104
City of Los Angeles Department of Airports,
Refunding RB, Senior Series A,
5.25%, 5/15/39	270	304,627
Los Angeles International Airport, 5.00%, 5/15/40	2,045	2,311,750
San Marcos Unified School District, GO, CAB, SAN,
Election of 2010, Series B, 5.20%, 8/01/38 (a)	3,725	993,197
State of California, GO, Various Purpose,
6.50%, 4/01/33	2,000	2,514,720
		10,062,027
Colorado — 0.9%
Colorado Health Facilities Authority, Refunding RB,
Evangelical Lutheran Good Samaritan Society
Project, 5.00%, 12/01/42	315	336,496
North Range Metropolitan District No. 2, GO,
Limited Tax, 5.50%, 12/15/37	1,200	1,174,344
		1,510,840
Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc.,
Indian River Project, 6.00%, 10/01/40	750	845,220
Delaware State EDA, RB, Exempt Facilities, Indian
River Power, 5.38%, 10/01/45	1,165	1,253,097
		2,098,317
District of Columbia — 4.5%
District of Columbia, RB, Methodist Home District of
Columbia, Series A:
7.38%, 1/01/30	550	572,698
7.50%, 1/01/39	500	520,235
District of Columbia, Tax Allocation Bonds, City
Market at O Street Project, 5.13%, 6/01/41	750	811,665
District of Columbia Tobacco Settlement Financing
Corp., Refunding RB, Asset-Backed,
6.25%, 5/15/24	4,380	4,467,425
Metropolitan Washington Airports Authority,
Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	170	187,296
5.25%, 10/01/44	1,000	1,111,190
		7,670,509
Florida — 2.4%
Mid-Bay Bridge Authority, RB, Series A,
7.25%, 10/01/40	745	943,632
Sumter Landing Community Development District
Florida, RB, Sub-Series B, 5.70%, 10/01/38	1,355	1,253,348

Municipal Bonds	Par (000)	Value
Florida (concluded)
Tolomato Community Development District, Special
Assessment Bonds, 6.65%, 5/01/40	$1,115	$382,547
Tolomato Community Development District, Special
Assessment Bonds, Refunding:
5.19%, 5/01/17 (b)	95	68,169
5.40%, 5/01/19 (b)	225	129,616
5.46%, 5/01/22 (b)	120	50,852
6.65%, 5/01/40	355	347,268
Watergrass Community Development District,
Special Assessment Bonds, Series A,
5.38%, 5/01/39	1,845	971,171
		4,146,603
Guam — 0.1%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	200	220,394
Illinois — 7.2%
Chicago Board of Education Illinois, GO, Series A,
5.50%, 12/01/39	720	842,810
Chicago Transit Authority, RB, Sales Tax Receipts
Revenue, 5.25%, 12/01/40	360	412,571
City of Chicago Illinois, GO, Project, Series A,
5.00%, 1/01/34	1,570	1,765,025
City of Chicago Illinois O’Hare International Airport,
RB, General Third Lien, Series A,
5.75%, 1/01/39	2,500	2,950,925
City of Chicago Illinois, Refunding RB, Sales Tax
Revenue, Series A, 5.25%, 1/01/38	280	324,072
Illinois Finance Authority, RB, Advocate Health Care,
Series C, 5.38%, 4/01/44	1,845	2,035,533
Illinois Finance Authority, Refunding RB:
5.00%, 11/15/37	335	374,470
5.00%, 11/15/42	610	677,869
Central DuPage Health, Series B,
5.50%, 11/01/39	550	619,955
Metropolitan Pier & Exposition Authority, Refunding
RB, McCormick Place Expansion Project:
Series B, 5.00%, 6/15/50	1,095	1,192,126
Series B-2, 5.00%, 6/15/50	600	653,034
Railsplitter Tobacco Settlement Authority, RB,
5.50%, 6/01/23	180	210,218
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	215	246,771
		12,305,379
Indiana — 1.9%
Indiana Finance Authority, RB:
Wastewater Utility (CWA Authority Project), First
Lien, Series A, 5.25%, 10/01/38	540	618,953
Sisters of St. Francis Health, 5.25%, 11/01/39	290	319,566
Indiana Finance Authority, Refunding RB:
Ascension Health Senior Credit, Series B-5,
5.00%, 11/15/36	500	539,560
Parkview Health System, Series A,
5.75%, 5/01/31	600	696,402
Indiana Finance Authority Hospital, Refunding RB,
(Community Health Network Project), Series A,
5.00%, 5/01/42 (c)	665	726,333
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	350	423,482
		3,324,296
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB,
Series A-1, AMT, 5.15%, 12/01/22	975	1,110,193

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	19

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Kentucky — 0.5%
Kentucky Economic Development Finance Authority,
RB, Series A, 6.38%, 6/01/40	$350	$416,500
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health
System, Series B, 6.38%, 3/01/40	370	439,486
		855,986
Louisiana — 2.1%
Louisiana Local Government Environmental
Facilities & Community Development
Authority, RB:
Series A-1, 6.50%, 11/01/35	1,135	1,324,250
Westlake Chemical Corp. Projects,
6.75%, 11/01/32	2,000	2,250,880
		3,575,130
Maine — 0.9%
Maine Health & Higher Educational Facilities
Authority, RB, Maine General Medical Center,
6.75%, 7/01/41	970	1,166,832
Maine State Turnpike Authority, RB,
5.00%, 7/01/42	310	358,301
		1,525,133
Maryland — 2.2%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	970	1,094,936
Maryland EDC, Refunding RB, CNX Marine
Terminals, Inc., 5.75%, 9/01/25	1,000	1,089,260
Maryland Health & Higher Educational Facilities
Authority, RB, 5.00%, 11/15/51	1,445	1,611,695
		3,795,891
Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB,
Wellesley College, Series J, 5.00%, 7/01/42	630	736,754
Massachusetts Health & Educational Facilities
Authority, Refunding RB, Partners Healthcare,
Series J1, 5.00%, 7/01/39	615	672,459
		1,409,213
Michigan — 2.4%
City of Detroit Michigan Sewage Disposal System,
RB, Senior Lien, Series B (AGM),
7.50%, 7/01/33	560	702,352
City of Detroit Michigan Water Supply System, RB,
Senior Lien, Series A, 5.25%, 7/01/41	1,500	1,597,635
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	1,400	1,805,300
		4,105,287
Minnesota — 1.4%
Tobacco Securitization Authority Minnesota,
Refunding RB, Series B:
5.25%, 3/01/25	1,540	1,754,922
5.25%, 3/01/31	650	723,983
		2,478,905
Nebraska — 0.5%
Central Plains Energy Project Nebraska, RB, Gas
Project No. 3:
5.25%, 9/01/37	285	312,551
5.00%, 9/01/42	500	534,065
		846,616

Municipal Bonds	Par (000)	Value
New Jersey — 1.2%
New Jersey EDA, RB, Continental Airlines, Inc.,
Project, AMT:
6.40%, 9/15/23	$525	$534,613
6.25%, 9/15/29	160	163,794
New Jersey EDA, Refunding RB, Cigarette Tax
Revenue, 5.00%, 6/15/24	335	381,126
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series B,
5.25%, 6/15/36	845	976,659
		2,056,192
New York — 5.7%
Metropolitan Transportation Authority, RB, Series E,
5.00%, 11/15/42	190	214,979
Metropolitan Transportation Authority, Refunding
RB, Transportation, Series D, 5.25%, 11/15/40	410	465,424
New York City Industrial Development Agency,
RB, AMT:
American Airlines, JFK International Airport,
7.63%, 8/01/25 (d)(e)(f)	4,000	4,219,120
British Airways Place Project,
7.63%, 12/01/32	1,000	1,025,000
New York City Transitional Finance Authority, RB,
Sub-Series E, 5.00%, 2/01/42	850	979,710
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One
Bryant Park Project, 6.38%, 7/15/49	420	487,872
New York State Dormitory Authority, RB, New York
University, Series A, 5.25%, 7/01/48	1,000	1,117,790
New York State Thruway Authority, RB, Series I,
5.00%, 1/01/42	615	698,135
Port Authority of New York & New Jersey, RB, JFK
International Air Terminal, 6.00%, 12/01/42	430	501,806
		9,709,836
North Carolina — 0.3%
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A,
5.00%, 6/01/42	480	527,026
Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority,
Ohio, Tobacco Settlement Asset-Backed Bonds,
Series A-2, 5.75%, 6/01/34	2,295	1,933,056
State of Ohio, RB, Ford Motor Co. Project, AMT,
5.75%, 4/01/35	1,000	1,040,130
		2,973,186
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding
RB, Water System, 5.00%, 8/01/37	90	104,702
Puerto Rico — 2.5%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	1,705	1,999,965
Puerto Rico Sales Tax Financing Corp., Refunding
RB, CAB (a):
First Sub-Series C, 5.36%, 8/01/38	1,490	327,591
Series C, 5.97%, 8/01/39	8,540	2,026,713
		4,354,269
South Dakota — 0.2%
South Dakota Health and Educational Facilities
Authority, RB, (Sanford), Series E,
5.00%, 11/01/42 (c)	375	410,839

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee — 0.1%
Rutherford County Health & Educational Facilities
Board, RB, Ascension Health, Series C,
5.00%, 11/15/47	$75	$84,769
Texas — 7.9%
Brazos River Authority, RB, TXU Electric, Series A,
AMT, 8.25%, 10/01/30	1,500	239,160
Central Texas Regional Mobility Authority, Refunding
RB, Senior Lien, 6.25%, 1/01/46	730	852,844
City of Austin Texas, Refunding RB, Water &
Wastewater System Revenue, 5.00%, 11/15/37	220	257,270
City of Dallas Texas, Refunding RB, Waterworks &
Sewer System, 5.00%, 10/01/35	525	605,687
City of Houston Texas, Refunding RB, Senior Lien,
Series A, 5.50%, 7/01/39	250	290,105
Clifton Higher Education Finance Corp., RB,
5.00%, 8/15/32	205	220,941
Fort Bend County Industrial Development Corp., RB,
(NRG Energy, Inc. Project), Series B,
4.75%, 11/01/42	520	526,198
HFDC of Central Texas Inc., RB, Village at
Gleannloch Farms, Series A, 5.50%, 2/15/27	1,150	1,155,555
Houston Higher Education Finance Corp., RB,
Cosmos Foundation, Inc. Series A,
6.88%, 5/15/41	200	255,050
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	700	818,944
Midland County Fresh Water Supply District Number
1, RB, (City of Midland Project), Series A, CAB,
4.71%, 9/15/37 (a)	5,500	1,726,615
North Texas Tollway Authority, Refunding RB, Toll,
Second Tier, Series F, 6.13%, 1/01/31	2,290	2,539,656
Tarrant County Cultural Education Facilities Finance
Corp., RB, Scott & White Healthcare,
6.00%, 8/15/45	1,390	1,651,098
Texas Private Activity Bond Surface Transportation
Corp., RB, Senior Lien, LBJ Infrastructure Group
LLC, LBJ Freeway Managed Lanes Project,
7.00%, 6/30/40	1,000	1,234,260
University of Texas System, Refunding RB, Financing
System Series B, 5.00%, 8/15/43	1,070	1,264,258
		13,637,641
Utah — 0.5%
Utah County Utah Hospital, RB, (IHC Health
Services, Inc.), 5.00%, 5/15/43	710	800,859
Virginia — 2.9%
Peninsula Ports Authority, Refunding RB, Virginia
Baptist Homes, Series C, 5.38%, 12/01/26	1,600	1,435,472
Virginia HDA, RB, Rental Housing, Series F,
5.00%, 4/01/45	1,000	1,072,360
Virginia Small Business Financing Authority, RB,
Elizabeth River Crossings Project, AMT:
5.25%, 1/01/32	275	300,245
6.00%, 1/01/37	1,500	1,725,480
5.50%, 1/01/42	400	438,608
		4,972,165
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Credit Group, Series A,
5.00%, 11/15/31	2,835	3,160,345
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A,
5.00%, 1/01/42	100	108,655
Total Municipal Bonds — 61.4%		105,717,504

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Arizona — 0.5%
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	$820	$932,743
California — 12.6%
Bay Area Toll Authority, Refunding RB, San
Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,090	1,269,172
California Educational Facilities Authority, RB,
University of Southern California, Series A,
5.25%, 10/01/39 (h)	840	983,682
San Diego Community College District California,
GO, Election of 2002, 5.25%, 8/01/33	553	668,726
San Francisco City & County Public Utilities
Commission, RB, Series B, 5.00%, 11/01/39	3,225	3,679,080
University of California, RB, Series B (NPFGC),
4.75%, 5/15/38	14,500	15,081,450
		21,682,110
Colorado — 3.0%
Colorado Health Facilities Authority, Refunding RB,
Series A:
Catholic Health, 5.50%, 7/01/34 (h)	740	845,994
Sisters of Leavenworth, 5.00%, 1/01/40	3,930	4,277,215
		5,123,209
Florida — 1.3%
County of Miami-Dade Florida, RB, Water & Sewer
System, 5.00%, 10/01/34	1,950	2,200,674
Illinois — 6.9%
City of Chicago Illinois, RB, O’Hare International,
Third Lien, Series A (NPFGC), 5.00%, 1/01/33	4,995	5,335,010
City of Chicago Illinois Waterworks, Refunding RB,
5.00%, 11/01/42	3,299	3,748,845
Illinois Finance Authority, RB, Carle Foundation,
Series A (AGM), 6.00%, 8/15/41	2,340	2,732,863
		11,816,718
Indiana — 7.6%
Carmel Redevelopment Authority, RB, Performing
Arts Center:
4.75%, 2/01/33	5,365	5,858,312
5.00%, 2/01/33	6,580	7,254,187
		13,112,499
Massachusetts — 4.1%
Massachusetts HFA, Refunding HRB, Series D, AMT,
5.45%, 6/01/37	5,090	5,197,035
Massachusetts School Building Authority, RB,
Senior, Series B, 5.00%, 10/15/41	1,560	1,812,720
		7,009,755
Michigan — 0.6%
Detroit Water and Sewerage Department,
Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	550	585,981
5.25%, 7/01/39	475	514,440
		1,100,421
Nebraska — 3.2%
Omaha Public Power District, RB, System,
Sub-Series B (NPFGC), 4.75%, 2/01/36	5,000	5,444,400
New Hampshire — 0.5%
New Hampshire Health & Education Facilities
Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	660	789,023
New York — 23.7%
Hudson New York Yards Infrastructure Corp.,
Senior RB, Series A, 5.75%, 2/15/47	1,510	1,782,669
New York City Municipal Water Finance Authority,
Refunding RB:
Series D, 5.00%, 6/15/39	7,500	8,180,475
Water & Sewer System, Second General
Resolution Series HH, 5.00%, 6/15/31 (h)	2,835	3,349,812

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	21

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (concluded)
New York City Municipal Water Finance Authority,
Refunding RB (concluded):
Water & Sewer, Series FF-2, 5.50%, 6/15/40	$495	$593,041
New York Liberty Development Corp., RB, World
Trade Center Port Authority Construction,
5.25%, 12/15/43	6,135	7,054,725
New York Liberty Development Corp., Refunding RB,
World Trade Center Project, 5.75%, 11/15/51	2,220	2,617,358
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	11,250	13,952,025
Series F, 5.00%, 3/15/35	3,000	3,261,641
		40,791,746
North Carolina — 9.6%
University of North Carolina at Chapel Hill,
Refunding RB, General, Series A,
4.75%, 12/01/34	15,326	16,539,514
Ohio — 4.7%
County of Allen Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.25%, 6/01/38	2,650	2,937,843
State of Ohio, Refunding RB, Cleveland Clinic
Health, Series A, 5.50%, 1/01/39	4,634	5,237,331
		8,175,174
South Carolina — 1.6%
South Carolina State Housing Finance &
Development Authority, Refunding RB, Series B-1,
5.55%, 7/01/39	2,579	2,777,584
Texas — 8.1%
County of Harris Texas, RB, Senior Lien, Toll Road,
Series A, 5.00%, 8/15/38 (h)	2,130	2,396,761
Harris County Texas Metropolitan Transit Authority,
Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,344,412
New Caney ISD, GO, School Building (PSF-GTD),
5.00%, 2/15/35	9,150	10,185,048
		13,926,221
Utah — 0.6%
City of Riverton Utah Hospital, RB, IHC Health
Services Inc., 5.00%, 8/15/41	960	1,052,112
Virginia — 0.6%
Virginia Small Business Financing Authority,
Refunding RB, Sentara Healthcare,
5.00%, 11/01/40	1,000	1,107,586
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health,
Inc., 5.25%, 4/01/39 (h)	1,990	2,212,210
Total Municipal Bonds Transferred to Tender
Option Bond Trusts — 90.5%		155,793,699
Total Long-Term Investments
(Cost — $241,804,022) — 151.9%		261,511,203

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.04% (i)(j)	3,910,083	3,910,083
Total Short-Term Securities
(Cost — $3,910,083) — 2.3%		3,910,083
Total Investments (Cost — $245,714,105) — 154.2%		265,421,286
Other Assets Less Liabilities — 0.9%		1,475,679
Liability for TOB Trust Certificates, Including
Interest Expense and Fees Payable — (55.1)%		(94,808,122)
Net Assets — 100.0%		$172,088,843

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Wells Fargo & Co.	$726,333	$3,924
Pershing LLC	$410,839	$2,603

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	Variable rate security. Rate shown is as of report date.
(g)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(h)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $21,283,688.
(i)	Investments in issuers considered to be an affiliate of the Trust during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional
Tax-Exempt Fund	3,415,500	494,583	3,910,083	$165

(j)	Represents the current yield as of report date.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investment and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$261,511,203	—	$261,511,203
Short-Term
Securities	$3,910,083	—	—	3,910,083
Total	$3,910,083	$261,511,203	—	$265,421,286

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$ (111,573)	—	$ (111,573)
TOB trust
certificates	—	(94,762,802)	—	(94,762,802)
Total	—	$ (94,874,375)	—	$ (94,874,375)

There were no transfers between levels during the period ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	23

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama State 21st Century Authority Tobacco
Settlement, RB, Series A, 5.00%, 6/01/20	$1,000	$1,208,670
Courtland IDB Alabama, Refunding RB, International
Paper Co. Projects, Series A, 4.75%, 5/01/17	1,165	1,221,293
		2,429,963
Alaska — 2.1%
City of Valdez Alaska, Refunding RB, BP
Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,876,992
Series C, 5.00%, 1/01/21	2,500	3,028,900
		6,905,892
Arizona — 3.3%
Phoenix Civic Improvement Corp., RB, Junior Lien,
Series A:
5.00%, 7/01/20	1,300	1,590,394
5.00%, 7/01/21	5,585	6,850,394
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,698,045
5.25%, 12/01/20	1,000	1,157,230
		11,296,063
California — 20.4%
California Health Facilities Financing Authority, RB,
Sutter Health, Series B, 5.00%, 8/15/22	815	963,200
California State Department of Water Resources,
Refunding RB, Series L, 5.00%, 5/01/20	10,000	12,544,000
California Statewide Communities Development
Authority, RB, John Muir Health, Series A,
5.00%, 8/15/22	5,000	5,626,850
Foothill Eastern Transportation Corridor Agency
California, Refunding RB, CAB (a):
5.97%, 1/15/21	12,500	7,712,000
6.00%, 1/15/22	10,000	5,804,300
Golden State Tobacco Securitization Corp.
California, RB (b):
ARS, Asset-Backed, Series A-3,
7.88%, 6/01/13	975	1,018,212
Series 2003-A-1, 6.63%, 6/01/13	1,500	1,555,875
Series 2003-A-1, 6.75%, 6/01/13	11,010	11,426,178
Los Angeles Regional Airports Improvement Corp.
Facilities Lease, Refunding RB, Laxfuel Corp. (Los
Angeles International Airport):
5.00%, 1/01/19	540	627,404
5.00%, 1/01/20	550	640,866
Los Angeles Unified School District California, GO,
Series I, 5.00%, 7/01/20	3,750	4,610,400
Riverside County Asset Leasing Corp. California, RB,
Riverside County Hospital Project (NPFGC),
5.38%, 6/01/25 (a)	6,865	3,518,724
San Manuel Entertainment Authority, Series 04-C,
4.50%, 12/01/16 (c)	4,000	4,165,440
State of California, GO, Various Purpose,
5.00%, 11/01/22	7,050	7,360,834
State of California, GO, Refunding, Various Purpose,
5.25%, 10/01/22	1,000	1,263,770
		68,838,053
Colorado — 1.2%
Colorado Health Facilities Authority, RB, Evangelical
Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	607,375
4.00%, 12/01/20	580	633,018
E-470 Public Highway Authority Colorado, RB, CAB,
Senior Series B (NPFGC), 4.42%, 9/01/22 (a)	4,500	2,927,565
		4,167,958

Municipal Bonds	Par (000)	Value
District of Columbia — 1.6%
Metropolitan Washington Airports Authority,
Refunding RB, Series C-2, AMT (AGM),
5.00%, 10/01/24	$5,000	$5,332,050
Florida — 7.3%
Broward County Florida Airport System Revenue,
Refunding RB, Series P-1, AMT,
4.00%, 10/01/19	1,750	1,945,720
Broward County School Board Florida, COP,
Series A (AGM), 5.25%, 7/01/22	1,250	1,465,825
City of Jacksonville Florida, RB, Better Jacksonville,
5.00%, 10/01/22	5,160	5,946,539
Florida State Board of Education, GO, Refunding,
Series B, 5.00%, 6/01/20	5,000	6,273,350
Habitat Community Development District, Special
Assessment Bonds, 5.80%, 5/01/25	1,820	1,844,024
Miami Beach Health Facilities Authority, RB, Mount
Sinai Medical Center of Florida,
6.75%, 11/15/21	2,005	2,199,766
Pine Island Community Development District, RB,
5.30%, 11/01/10 (d)(e)	250	100,077
Stevens Plantation Community Development
District, Special Assessment Bonds, Series B,
6.38%, 5/01/13	3,530	2,962,093
Village Community Development District No. 5
Florida, Special Assessment Bonds, Series A,
6.00%, 5/01/22	1,920	1,980,269
		24,717,663
Georgia — 2.3%
Gainesville & Hall County Development Authority,
Refunding RB, ACTS Retirement—Life
Communities, Inc. Obligated Group,
5.00%, 11/15/22	6,915	7,744,109
Guam — 0.4%
Guam Power Authority, Refunding RB, Series A,
5.00%, 10/01/20	1,190	1,389,182
Hawaii — 0.9%
Hawaii State Department of Budget & Finance,
Refunding RB, Special Purpose Senior Living—
Kahala Nui:
5.00%, 11/15/19	1,275	1,431,098
5.00%, 11/15/20	1,440	1,604,347
		3,035,445
Illinois — 13.6%
City of Chicago Illinois, RB, General Airport, Third
Lien, Series A (AMBAC):
5.00%, 1/01/21	5,000	5,540,750
5.00%, 1/01/22	7,000	7,810,110
Illinois Finance Authority, RB, Northwestern
University, 5.00%, 12/01/21	4,800	5,030,064
Illinois State Toll Highway Authority, RB, Senior
Priority, Series A (AGM), 5.00%, 1/01/19	2,250	2,504,835
Lake Cook-Dane & McHenry Counties Community
Unit School District 220 Illinois, GO, Refunding
(AGM), 5.25%, 12/01/20	1,000	1,270,700
Metropolitan Pier & Exposition Authority Illinois,
Refunding RB, CAB, McCormick, Series A
(NPFGC), 3.69%, 6/15/22 (a)	13,455	9,463,574
Railsplitter Tobacco Settlement Authority, RB,
5.25%, 6/01/20	10,000	11,778,500
State of Illinois, RB, Build Illinois, Series B,
5.00%, 6/15/20	2,000	2,437,740
		45,836,273

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 4.3%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	$4,000	$2,456,680
Indiana Municipal Power Agency, Series A,
5.00%, 1/01/21	600	737,526
Indianapolis Airport Authority, Refunding RB,
Special Facilities, FedEx Corp. Project, AMT,
5.10%, 1/15/17	10,000	11,295,100
		14,489,306
Kansas — 2.2%
Kansas Development Finance Authority, Refunding
RB, Adventist Health, 5.25%, 11/15/20	2,500	3,024,375
Wyandotte County-Kansas City Unified Government,
RB, Kansas International Speedway (NPFGC),
4.53%, 12/01/20 (a)	6,440	4,484,816
		7,509,191
Kentucky — 1.8%
Kentucky Housing Corp., RB, Series C, AMT,
4.63%, 7/01/22	2,000	2,103,440
Louisville & Jefferson County, RB, Metro
Government Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,317,977
5.00%, 12/01/20	1,430	1,727,640
		6,149,057
Louisiana — 0.6%
Parish of DeSoto Louisiana, RB, Series A, AMT,
5.85%, 11/01/27	2,000	2,081,340
Maryland — 4.9%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.13%, 6/01/20	1,250	1,439,925
Maryland Health & Higher Educational Facilities
Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,535,437
University of Maryland Medical System,
5.00%, 7/01/19	670	784,141
Maryland State and Local Facilities Loan, GO,
Series B, 5.00%, 3/15/20	10,000	12,640,700
		16,400,203
Massachusetts — 1.5%
Massachusetts Development Finance Agency, RB,
Waste Management, Inc. Project, AMT,
5.45%, 6/01/14	4,500	4,814,100
Massachusetts State Water Pollution Abatement,
Refunding RB, MWRA Program, Sub-Series A,
6.00%, 8/01/23	140	140,645
		4,954,745
Michigan — 2.5%
Kalamazoo Hospital Finance Authority, Refunding
RB, Bronson Methodist Hospital,
5.00%, 5/15/20	1,720	1,963,380
Lansing Board of Water & Light Utilities, RB,
Series A, 3.50%, 7/01/20	1,000	1,116,670
Michigan State Building Authority, RB, Refunding
Facilities Program, Series A:
4.00%, 10/15/20	1,205	1,377,580
5.00%, 10/15/20	325	395,567
State of Michigan, Refunding RB:
5.00%, 11/01/20	1,000	1,222,310
5.00%, 11/01/21	2,000	2,413,760
		8,489,267
Minnesota — 6.7%
Minnesota Higher Education Facilities Authority, RB,
University of St. Thomas, Series 5-Y,
5.00%, 10/01/24	1,250	1,309,300

Municipal Bonds	Par (000)	Value
Minnesota (concluded)
Minnesota State Trunk Highway, GO, Series B,
5.00%, 10/01/20	$15,000	$19,042,650
Tobacco Securitization Authority, Refunding RB,
Tobacco Settlement, Series B, 5.00%, 3/01/20	2,000	2,319,540
		22,671,490
Missouri — 3.4%
Missouri Development Finance Board, RB, Branson
Landing Project, Series A, 5.50%, 12/01/24	5,000	5,286,700
Missouri State Health & Educational Facilities
Authority, Refunding RB, BJC Health System,
Series A, 5.00%, 5/15/20	5,500	6,079,480
		11,366,180
Multi-State — 5.8%
Centerline Equity Issuer Trust (c)(f):
5.75%, 5/15/15	1,000	1,093,170
6.00%, 5/15/15	4,000	4,394,440
6.00%, 5/15/19	2,500	2,968,575
6.30%, 5/15/19	2,500	3,008,025
MuniMae TE Bond Subsidiary LLC (c)(f)(g):
5.40%	5,000	3,349,950
5.80%	5,000	3,549,950
Series D, 5.90%	2,000	1,199,980
		19,564,090
Nebraska — 1.2%
Central Plains Energy Project No. 3, RB, Gas Project,
5.00%, 9/01/20	3,500	3,947,370
Nevada — 3.2%
City of Henderson Nevada, Special Assessment
Bonds, District No. T-18, 5.15%, 9/01/21	1,755	1,087,486
County of Clark Nevada, Refunding RB, Alexander
Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,571,950
County of Clark Nevada, Special Assessment
Bonds, Special Improvement District No. 142,
5.00%, 8/01/20	1,560	1,695,033
County of Clark Nevada Airport System Revenue,
Refunding RB, Las Vegas McCarran International
Airport, Series B:
5.00%, 7/01/19	1,000	1,199,140
5.00%, 7/01/20	1,000	1,206,720
		10,760,329
New Hampshire — 2.6%
New Hampshire Business Finance Authority,
Refunding RB, Public Service Co. of New
Hampshire Project, Series B, AMT (NPFGC),
4.75%, 5/01/21	4,350	4,548,490
New Hampshire Health & Education Facilities
Authority, Refunding RB, Elliot Hospital, Series B,
5.60%, 10/01/22	3,935	4,236,303
		8,784,793
New Jersey — 5.2%
Middlesex County Improvement Authority, RB,
George Street Student Housing Project, Series A,
5.00%, 8/15/23	1,000	1,027,360
New Jersey EDA, RB, Continental Airlines, Inc.
Project, AMT, 9.00%, 6/01/33 (h)	1,500	1,559,325
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,906,050
First Mortgage, Winchester, Series A,
4.80%, 11/01/13	265	269,166
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,416,300
New Jersey Educational Facilities Authority,
Refunding RB, University of Medicine & Dentistry,
Series B, 6.25%, 12/01/18	2,500	3,040,375

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	25

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Health Care Facilities Financing
Authority, Refunding RB:
AtlantiCare Regional Medical Center,
5.00%, 7/01/20	$2,110	$2,344,864
Capital Health System Obligation Group,
Series A, 5.75%, 7/01/13 (b)	4,000	4,141,760
		17,705,200
New York — 7.8%
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport,
AMT (d)(e)(h):
7.63%, 8/01/25	3,885	4,097,820
7.75%, 8/01/31	5,000	5,273,750
New York State Energy Research & Development
Authority, Refunding RB, Brooklyn Union
Gas/Keyspan, Series A, AMT (NPFGC),
4.70%, 2/01/24	8,500	8,971,580
New York State Thruway Authority, RB, General
Revenue, Series I, 5.00%, 1/01/20	875	1,065,733
Port Authority of New York & New Jersey, RB, JFK
International Air Terminal, 5.00%, 12/01/20	1,525	1,760,201
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series B-1C, 5.50%, 6/01/20	5,000	5,145,700
		26,314,784
North Carolina — 2.3%
North Carolina Eastern Municipal Power Agency,
Refunding RB, Series B, 5.00%, 1/01/21	1,550	1,825,358
North Carolina Municipal Power Agency No. 1,
Refunding RB, Series B, 5.00%, 1/01/20	5,000	6,082,400
		7,907,758
Ohio — 4.0%
Cuyahoga County, RB, Cleveland Clinic Health
System, Series A (b):
6.00%, 7/01/13	1,530	1,588,354
6.00%, 7/01/13	1,470	1,526,066
6.00%, 7/01/13	5,100	5,294,514
6.00%, 7/01/13	4,900	5,086,886
		13,495,820
Oklahoma — 0.9%
Canadian County Educational Facilities Authority,
RB, Mustang Public Schools Project,
4.50%, 9/01/20	1,500	1,734,855
Tulsa County Industrial Authority Education
Facilities, RB, Broken Arrow Public School,
4.00%, 9/01/22	1,100	1,221,396
		2,956,251
Pennsylvania — 4.8%
Lancaster County Hospital Authority, RB, General
Hospital Project, 5.75%, 9/15/13 (b)	7,500	7,840,275
Pennsylvania Economic Development Financing
Authority, RB, Refunding Amtrak Project Series A,
AMT, 4.00%, 11/01/20	2,175	2,379,341
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Drexel University, Series A,
5.00%, 5/01/20	1,575	1,883,606
Pennsylvania IDA, Refunding RB, 5.00%, 7/01/20	1,500	1,825,500
Pennsylvania Turnpike Commission, RB,
Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,166,620
State Public School Building Authority, RB,
Community College Allegheny County Project
(AGM), 5.00%, 7/15/20	995	1,192,597
		16,287,939

Municipal Bonds	Par (000)	Value
Puerto Rico — 3.1%
Puerto Rico Electric Power Authority, RB, Series NN,
5.13%, 7/01/13 (b)	$9,000	$9,292,680
Puerto Rico Sales Tax Financing Corp.,
Refunding RB, Sales Tax Revenue, Series C,
5.00%, 8/01/22	1,100	1,317,525
		10,610,205
South Carolina — 0.7%
South Carolina State Ports Authority, RB,
5.00%, 7/01/20	2,000	2,446,760
Texas — 10.8%
Central Texas Regional Mobility Authority,
Refunding RB, Senior Lien:
5.75%, 1/01/19	800	933,760
5.75%, 1/01/20	1,140	1,342,373
City of Dallas Texas, Refunding RB (AGC),
5.00%, 8/15/21	2,500	2,920,750
City of Frisco Texas, GO, Refunding,
3.00%, 2/15/20	2,250	2,477,520
City of Houston Texas, Refunding RB, Sub Lien,
Series B, 5.00%, 7/01/20	250	301,680
Love Field Airport Modernization Corp., RB,
Southwest Airlines Co., Love Field Modernization
Porgram Project, 5.00%, 11/01/20	3,715	4,105,001
Lower Colorado River Authority, 5.00%, 5/15/20	5,000	6,126,450
North Texas Tollway Authority, Refunding RB,
Series C:
5.25%, 1/01/20	1,000	1,188,280
5.38%, 1/01/21	5,000	5,904,300
Texas State Turnpike Authority, RB, CAB, First Tier,
Series A (AMBAC) (a):
3.58%, 8/15/21	7,990	5,850,198
4.23%, 8/15/24	8,450	5,161,851
		36,312,163
US Virgin Islands — 0.3%
Virgin Islands Public Finance Authority, RB, Senior
Lien, Matching Fund Loan Note, Series A,
5.25%, 10/01/17	1,000	1,069,590
Virginia — 5.1%
Charles City County EDA, RB, Waste Management
Inc. Project, Mandatory Put Bonds, AMT,
5.13%, 8/01/27 (h)	10,000	10,659,100
Norfolk Virginia Water Revenue, Refunding RB,
5.00%, 11/01/20	2,000	2,524,940
Roanoke EDA, RB, Carilion Clinic Obligation Group,
5.00%, 7/01/20	1,500	1,799,475
Russell County IDA, Refunding RB, Appalachian
Power, Series K, 4.63%, 11/01/21	2,000	2,203,440
		17,186,955
Washington — 1.5%
Washington Health Care Facilities Authority,
Refunding RB, Providence Health & Services,
Series B:
5.00%, 10/01/20	250	300,148
5.00%, 10/01/42 (h)	4,000	4,757,800
		5,057,948
Wisconsin — 2.7%
State of Wisconsin, Refunding RB, Series A,
5.25%, 5/01/20	1,000	1,216,920
Wisconsin Health & Educational Facilities Authority,
Refunding RB:
Froedtert & Community Health, Inc.,
5.00%, 4/01/20	1,515	1,785,655
Wheaton Franciscan Services, Series A,
5.50%, 8/15/17	2,880	2,969,683

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
Wheaton Franciscan Services, Series A,
5.50%, 8/15/18	$3,190	$3,280,405
		9,252,663
Total Municipal Bonds — 143.7%		485,464,048

Municipal Bonds Transferred to
Tender Option Bond Trusts (i)

Illinois — 1.8%
City of Chicago Illinois, Refunding RB, Second Lien
(AGM), 5.00%, 11/01/20	5,000	5,998,350
Total Municipal Bonds Transferred to Tender
Option Bond Trusts — 1.8%		5,998,350
Total Long-Term Investments
(Cost — $462,542,372) — 145.5%		491,462,398

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.04% (j)(k)	18,568,855	18,568,855
Total Short-Term Securities
(Cost — $18,568,855) — 5.5%		18,568,855
Total Investments (Cost — $481,111,227) — 151.0%		510,031,253
Other Assets Less Liabilities — 1.6%		5,368,924
Liability for TOB Trust Certificates, Including
Interest Expense and Fees Payable — (1.1)%		(3,753,789)
AMPS, at Redemption Value — (51.5)%		(173,856,106)
Net Assets Applicable to Common Shares — 100.0%		$337,790,282

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Variable rate security. Rate shown is as of report date.
(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j)	Investments in issuers considered to be an affiliate of the Trust during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional
Tax-Exempt Fund	3,696,013	14,872,842	18,568,855	$449

(k)	Represents the current yield as of report date.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investment and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 491,462,398	—	$ 491,462,398
Short-Term
Securities	$18,568,855	—	—	18,568,855
Total	$18,568,855	$ 491,462,398	—	$ 510,031,253

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$ (186,106)	—	$ (186,106)
AMPS	—	(173,850,000)	—	(173,850,000)
TOB trust
certificates	—	(3,750,000)	—	(3,750,000)
Total	—	$(177,786,106)	—	$(177,786,106)

There were no transfers between levels during the period ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	27

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.1%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$4,080	$4,792,164
County of Jefferson Alabama, RB, Series A,
5.25%, 1/01/19	2,910	2,908,254
		7,700,418
Arizona — 3.3%
Salt Verde Financial Corp., RB:
5.00%, 12/01/32	10,030	11,587,459
5.00%, 12/01/37	9,460	10,949,382
		22,536,841
California — 17.3%
Bay Area Toll Authority, Refunding RB, San
Francisco Bay Area Toll Bridge, Series F-1,
5.63%, 4/01/44	4,445	5,174,869
California County Tobacco Securitization Agency,
RB, CAB, Stanislaus, Sub-Series C,
11.02%, 6/01/55 (a)	17,855	185,156
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A,
5.00%, 8/15/51	2,305	2,575,169
Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,485,719
California State Public Works Board, RB, Various
Capital Projects, Sub-Series 1, 6.38%, 11/01/34	2,315	2,801,752
California Statewide Communities Development
Authority, RB, 5.00%, 4/01/42	3,680	4,075,894
City of Los Angeles Department of Airports,
Refunding RB, Series A, 5.25%, 5/15/39	1,560	1,760,070
Foothill Eastern Transportation Corridor Agency
California, Refunding RB, CAB (a):
6.07%, 1/15/32	54,635	17,328,037
6.09%, 1/15/38	75,000	16,532,250
Foothill-De Anza Community College District, GO,
Series C, 5.00%, 8/01/40	7,000	8,087,590
Los Angeles Regional Airports Improvement Corp.
California, Refunding RB, Facilities LAXFUEL Corp.,
LA International, AMT (AMBAC), 5.50%, 1/01/32	13,320	13,342,511
Murrieta Community Facilities District Special Tax
California, Special Tax Bonds, District No. 2, The
Oaks Improvement Area A, 6.00%, 9/01/34	5,000	5,076,500
San Marcos Unified School District, GO, CAB,
Election of 2010, Series B (a):
4.97%, 8/01/34	3,500	1,203,230
5.14%, 8/01/36	4,000	1,198,360
State of California, GO:
6.00%, 3/01/33	4,970	6,162,601
6.50%, 4/01/33	20,410	25,662,718
		118,652,426
Colorado — 2.0%
City of Colorado Springs Colorado, RB, Subordinate
Lien, Improvement, Series C (AGM),
5.00%, 11/15/45	2,115	2,310,976
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A,
5.50%, 7/01/34	4,205	4,808,417
Evangelical Lutheran Good Samaritan Society
Project, 5.00%, 12/01/42	3,450	3,685,428
Park Creek Metropolitan District Colorado,
Refunding RB, Senior, Limited Tax, Property Tax,
5.50%, 12/01/37	2,530	2,676,462
		13,481,283
Connecticut — 0.4%
Connecticut State Health & Educational Facility
Authority, RB, Ascension Health Senior Credit,
5.00%, 11/15/40	2,710	2,990,078

Municipal Bonds	Par (000)	Value
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc.,
Indian River Project, 6.00%, 10/01/40	$2,225	$2,507,486
Delaware State EDA, RB, Exempt Facilities, Indian
River Power, 5.38%, 10/01/45	7,950	8,551,179
		11,058,665
District of Columbia — 4.0%
District of Columbia Tobacco Settlement Financing
Corp., Refunding RB, Asset-Backed,
6.75%, 5/15/40	23,035	23,493,166
Metropolitan Washington Airports Authority,
Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	990	1,090,723
5.25%, 10/01/44	2,465	2,739,083
		27,322,972
Florida — 3.9%
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1,
5.38%, 10/01/41	2,280	2,602,916
Highlands County Florida Health Facilities Authority,
RB, Series 2006-G, 5.13%, 11/15/32 (b)	1,000	1,117,110
Miami Beach Health Facilities Authority, RB, Mount
Sinai Medical Center of Florida,
6.75%, 11/15/21	6,075	6,665,125
Mid-Bay Bridge Authority, RB, Series A,
7.25%, 10/01/40	4,450	5,636,459
Orange County Health Facilities Authority,
Refunding RB:
5.00%, 6/01/32	600	625,920
Mayflower Retirement Center, 5.00%, 6/01/36	125	129,495
Mayflower Retirement Center, 5.13%, 6/01/42	1,925	2,013,993
Stevens Plantation Community Development
District, Special Assessment Bonds, Series A,
7.10%, 5/01/35	3,590	2,693,290
Village Community Development District No. 6,
Special Assessment Bonds, 5.63%, 5/01/22	5,405	5,450,186
		26,934,494
Georgia — 1.7%
DeKalb Private Hospital Authority, Refunding RB,
Children’s Healthcare, 5.25%, 11/15/39	1,650	1,828,744
Metropolitan Atlanta Rapid Transit Authority, RB,
Third Series, 5.00%, 7/01/39	5,000	5,632,150
Richmond County Development Authority,
Refunding RB, International Paper Co. Project,
Series A, AMT, 6.00%, 2/01/25	4,000	4,041,120
		11,502,014
Hawaii — 0.5%
State of Hawaii, RB, Series A, 5.25%, 7/01/30	2,660	3,122,787
Illinois — 10.9%
Chicago Board of Education Illinois, GO, Series A,
5.50%, 12/01/39	4,110	4,811,043
Chicago Transit Authority, RB, Sales Tax Receipts
Revenue, 5.25%, 12/01/40	2,055	2,355,092
City of Chicago Illinois, GARB, O’Hare International
Airport, Third Lien, Series C, 6.50%, 1/01/41	11,385	14,130,493
City of Chicago Illinois, GO, Project, Series A:
5.00%, 1/01/33	4,435	5,000,817
5.00%, 1/01/34	4,430	4,980,294
City of Chicago Illinois, Refunding RB, Series A,
5.25%, 1/01/38	1,605	1,857,627
Illinois Finance Authority, RB:
Advocate Health Care, Series C,
5.38%, 4/01/44	10,630	11,727,760
Navistar International Recovery Zone,
6.50%, 10/15/40	1,780	1,847,765

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB:
5.00%, 11/15/37	$1,895	$2,118,269
5.00%, 11/15/42	3,450	3,833,847
Central Dupage Health, Series B,
5.50%, 11/01/39	3,160	3,561,920
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	470	472,961
Metropolitan Pier & Exposition Authority,
Refunding RB, McCormick Place Expansion
Project (AGM):
Series B, 5.00%, 6/15/50	3,905	4,250,163
Series B-2, 5.00%, 6/15/50	6,155	6,700,948
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,625	3,065,685
6.00%, 6/01/28	2,245	2,665,264
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	1,240	1,423,235
		74,803,183
Indiana — 1.9%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	1,925	1,182,277
Indiana Finance Authority, RB:
First Lien, CWA Authority, Series A,
5.25%, 10/01/38	3,080	3,530,327
Sisters of St. Francis Health, 5.25%, 11/01/39	1,655	1,823,727
Indiana Finance Authority Hospital, Refunding RB,
5.00%, 5/01/42 (c)	3,695	4,035,790
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	2,150	2,601,393
		13,173,514
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB,
Senior Series A-1, AMT, 5.15%, 12/01/22	3,830	4,361,068
Kansas — 0.5%
Kansas Development Finance Authority, Refunding
RB, Sisters of Leavenworth, Series A,
5.00%, 1/01/40	3,275	3,575,186
Kentucky — 0.3%
Kentucky Economic Development Finance Authority,
RB, Owensboro Medical Health System, Series A,
6.38%, 6/01/40	1,490	1,773,100
Louisiana — 2.8%
Louisiana Local Government Environmental
Facilities & Community Development Authority,
RB, Westlake Chemical Corp., Series A-1,
6.50%, 11/01/35	6,535	7,624,646
Parish of Saint John the Baptist Louisiana, RB,
Marathon Oil Corp., Series A, 5.13%, 6/01/37	4,340	4,668,494
State of Louisiana Gasoline & Fuels Tax, RB,
Second Lien, Series B, 5.00%, 5/01/45	6,355	7,143,910
		19,437,050
Maine — 0.3%
Maine State Turnpike Authority, RB,
5.00%, 7/01/42	1,715	1,982,214
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	855	965,124
Maryland EDC, Refunding RB, CNX Marine
Terminals, Inc., 5.75%, 9/01/25	1,760	1,917,098
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, Charlestown Community,
6.25%, 1/01/41	4,295	4,936,544

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Montgomery County Housing Opportunities
Commission, RB, Series D, AMT,
5.50%, 1/01/38	$815	$853,973
		8,672,739
Massachusetts — 0.6%
Massachusetts Health & Educational Facilities
Authority, Refunding RB, Partners Healthcare,
Series J1, 5.00%, 7/01/39	3,535	3,865,275
Michigan — 2.5%
City of Detroit Michigan Water Supply System, RB,
Senior Lien, Series A, 5.25%, 7/01/41	6,015	6,406,516
Kalamazoo Hospital Finance Authority,
Refunding RB, Bronson Methodist Hospital,
5.50%, 5/15/36	2,700	3,026,565
Lansing Board of Water & Light, RB, Series A,
5.50%, 7/01/41	2,870	3,409,043
Michigan State Hospital Finance Authority,
Refunding RB, Henry Ford Health System,
Series A, 5.25%, 11/15/46	4,230	4,481,601
		17,323,725
Minnesota — 2.1%
Tobacco Securitization Authority Minnesota,
Refunding RB, Series B:
5.25%, 3/01/25	8,780	10,005,337
5.25%, 3/01/31	3,700	4,121,134
		14,126,471
Mississippi — 2.1%
City of Gulfport Mississippi, RB, Memorial Hospital
at Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,048,422
Missouri — 0.3%
Missouri State Health & Educational Facilities
Authority, RB, Senior Living Facilities, Lutheran
Senior Home, 5.50%, 2/01/42	2,035	2,182,965
Multi-State — 2.6%
Centerline Equity Issuer Trust,
6.80%, 10/31/52 (d)(e)	16,000	17,497,600
Nebraska — 1.3%
Central Plains Energy Project Nebraska, RB, Gas
Project No. 3:
5.25%, 9/01/37	1,610	1,765,638
5.00%, 9/01/42	2,815	3,006,786
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group,
5.63%, 1/01/40	3,280	3,696,101
Lancaster County Hospital Authority No. 1,
Refunding RB, Immanuel Obligation Group,
5.63%, 1/01/40	600	676,116
		9,144,641
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander
Dawson School Nevada Project, 5.00%, 5/15/29	4,550	4,999,176
New Jersey — 7.2%
Middlesex County Improvement Authority, RB,
Heldrich Center Hotel, Series B,
6.25%, 1/01/37 (f)(g)	3,680	274,712
New Jersey EDA, RB Continental Airlines, Inc.
Project, AMT:
6.25%, 9/15/29	3,830	3,920,809
7.00%, 11/15/30 (b)	15,410	15,467,325
Kapkowski Road Landfill Project,
6.50%, 4/01/28	8,000	9,605,680
New Jersey EDA, Refunding RB, 5.00%, 6/15/24	1,905	2,167,300

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	29

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
Series A, 5.50%, 6/15/41	$8,000	$9,356,880
Series B, 5.25%, 6/15/36	4,810	5,559,446
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	3,080	3,003,924
		49,356,076
New York — 6.5%
Albany Industrial Development Agency, RB, New
Covenant Charter School Project, Series A,
7.00%, 5/01/35 (f)(g)	1,820	272,964
Metropolitan Transportation Authority, RB, Series E,
5.00%, 11/15/42	1,055	1,193,701
Metropolitan Transportation Authority, Refunding
RB, Transportation, Series D, 5.25%, 11/15/40	2,375	2,696,053
New York City Industrial Development Agency, RB,
American Airlines, Inc., JFK International Airport,
AMT (b)(f)(g):
8.00%, 8/01/28	5,000	5,273,900
7.75%, 8/01/31	22,140	23,352,165
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One
Bryant Park Project, 6.38%, 7/15/49	2,400	2,787,840
New York State Thruway Authority, RB, Series I,
5.00%, 1/01/42	3,465	3,933,399
Port Authority of New York & New Jersey, RB, JFK
International Air Terminal:
6.00%, 12/01/36	2,525	2,966,016
6.00%, 12/01/42	1,960	2,287,300
		44,763,338
North Carolina — 3.8%
Gaston County Industrial Facilities & Pollution
Control Financing Authority North Carolina, RB,
Exempt Facilities, National Gypsum Co. Project,
AMT, 5.75%, 8/01/35	12,130	11,095,796
North Carolina Capital Facilities Finance Agency,
RB, Duke University Project, Series B,
5.00%, 10/01/38	10,000	11,693,300
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A,
5.00%, 6/01/42	2,750	3,019,418
		25,808,514
Ohio — 3.0%
County of Allen Ohio, RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	6,125	6,790,298
County of Hamilton Ohio, RB, Christ Hospital
Project, 5.00%, 6/01/42	3,580	3,844,848
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	5,450	5,878,861
Pinnacle Community Infrastructure Financing
Authority, RB, Facilities, Series A,
6.25%, 12/01/36	3,760	3,791,095
		20,305,102
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding
RB, Water System, 5.00%, 8/01/37	495	575,858
Pennsylvania — 0.9%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn,
Series A, 5.38%, 11/15/40	2,255	1,595,503
Pennsylvania Economic Development Financing
Authority, RB, Aqua Pennsylvania, Inc. Project,
5.00%, 11/15/40	3,725	4,166,934
		5,762,437

Municipal Bonds	Par (000)	Value
Puerto Rico — 3.9%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	$10,900	$12,785,700
Puerto Rico Sales Tax Financing Corp., RB, CAB,
Series A (a):
5.65%, 8/01/33	11,400	3,586,440
5.88%, 8/01/36	40,000	10,103,600
		26,475,740
South Carolina — 1.8%
South Carolina Jobs-EDA, Refunding RB, Palmetto
Health Alliance, Series A, 6.25%, 8/01/31	5,075	5,288,353
South Carolina State Ports Authority, RB,
5.25%, 7/01/40	6,455	7,287,179
		12,575,532
South Dakota — 0.3%
South Dakota Health and Educational Facilities
Authority, RB, 5.00%, 11/01/42 (c)	2,095	2,295,219
Tennessee — 0.6%
Knox County Health Educational & Housing
Facilities Board Tennessee, Refunding RB, CAB,
Series A (AGM), 5.64%, 1/01/20 (a)	5,055	3,394,483
Rutherford County Health & Educational Facilities
Board, RB, 5.00%, 11/15/47	415	469,054
		3,863,537
Texas — 16.0%
Brazos River Authority, RB, TXU Electric, Series A,
AMT, 8.25%, 10/01/30	4,370	696,753
Central Texas Regional Mobility Authority, Refunding
RB, Senior Lien, 6.25%, 1/01/46	4,210	4,918,459
City of Austin Texas, Refunding RB, Water &
Wastewater System Revenue, 5.00%, 11/15/37	1,235	1,444,221
City of Dallas Texas, Refunding RB, Waterworks &
Sewer System Revenue, 5.00%, 10/01/35	2,970	3,426,459
City of Houston Texas, Refunding RB, Series A:
Combined First Lien, (AGC), 6.00%, 11/15/35	16,425	20,229,194
Senior Lien, 5.50%, 7/01/39	3,000	3,481,260
Clifton Higher Education Finance Corp., RB,
5.00%, 8/15/32	1,155	1,244,813
Dallas Fort Worth International Airport, Refunding
RB, AMT, 5.00%, 11/01/35	3,535	3,866,088
Fort Bend County Industrial Development Corp., RB,
4.75%, 11/01/42	2,890	2,924,449
Harris County-Houston Sports Authority,
Refunding RB (NPFGC) (a):
CAB, Junior Lien, Series H, 5.85%, 11/15/35	5,000	1,323,450
CAB, Senior Lien, Series A, 5.67%, 11/15/38	12,580	2,937,556
Third Lien, Series A-3, 5.88%, 11/15/37	26,120	6,115,214
Lower Colorado River Authority, Refunding RB:
(NPFGC), 5.00%, 5/15/13 (h)	55	56,413
LCRA Transmission Services Project (AMBAC),
4.75%, 5/15/34	140	140,372
Series A (NPFGC), 5.00%, 5/15/13 (h)	5	5,129
Midland County Fresh Water Supply District No 1,
RB, City of Midland Project, Series A, CAB (a):
4.88%, 9/15/40	9,780	2,552,287
4.95%, 9/15/41	5,420	1,322,805
North Texas Tollway Authority, Refunding RB, Toll,
Second Tier, Series F, 6.13%, 1/01/31	12,180	13,507,864
San Antonio Energy Acquisition Public Facility Corp.,
RB, Gas Supply, 5.50%, 8/01/25	6,540	7,765,531
Tarrant County Cultural Education Facilities Finance
Corp., RB, Scott & White Healthcare,
6.00%, 8/15/45	7,930	9,419,571

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation
Corp., RB, Senior Lien:
Infrastructure, 7.00%, 6/30/40	$6,000	$7,405,560
NTE Mobility Partners LLC, North Tarrant Express
Managed Lanes Project, 6.88%, 12/31/39	6,500	7,884,110
University of Texas System, Refunding RB, Financing
System, Series B, 5.00%, 8/15/43	6,000	7,089,300
		109,756,858
Utah — 0.7%
Utah County Utah Hospital, RB, 5.00%, 5/15/43	3,940	4,444,203
Virginia — 1.8%
City of Norfolk Virginia, Refunding RB, Series B
(AMBAC), 5.50%, 2/01/31	2,240	2,242,621
Virginia Small Business Financing Authority, RB,
Senior Lien, Elizabeth River Crossings, OPCP LLC
Project, AMT:
5.25%, 1/01/32	3,155	3,444,629
6.00%, 1/01/37	3,580	4,118,145
5.50%, 1/01/42	2,255	2,472,653
		12,278,048
Washington — 1.1%
Washington Healthcare Facilities Authority, RB,
Swedish Health Services, Series A,
6.75%, 5/15/21 (h)	3,900	5,496,855
Washington Healthcare Facilities Authority,
Refunding RB, Providence Health & Services,
Series A, 5.00%, 10/01/42	1,980	2,218,174
		7,715,029
Wisconsin — 2.1%
Wisconsin Health & Educational Facilities
Authority, RB:
Ascension Health Senior Care Group,
5.00%, 11/15/30	3,210	3,597,318
Ascension Health Senior Care Group,
5.00%, 11/15/33	1,640	1,822,532
Aurora Health, Senior Credit Group,
6.40%, 4/15/33	7,500	7,603,351
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health,
Inc., 5.38%, 10/01/30	1,205	1,207,073
		14,230,274
Total Municipal Bonds — 116.4%		796,474,072

Municipal Bonds Transferred to
Tender Option Bond Trusts (i)

Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health
Senior Credit Group, Series C-2,
5.00%, 11/15/36	4,548	4,936,411
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	4,760	5,414,460
California — 9.5%
California Educational Facilities Authority, RB,
University of Southern California, Series B,
5.25%, 10/01/39 (j)	5,115	5,989,921
City of Los Angeles California Department of
Airports, Refunding RB, Senior, Los Angeles
International Airport, Series A, 5.00%, 5/15/40	11,679	13,202,115

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value

California (concluded)
Los Angeles Community College District California,
GO, Election of 2001, Series A (AGM),
5.00%, 8/01/32	$4,500	$5,118,210
San Diego Community College District California,
GO, Election of 2002, 5.25%, 8/01/33	3,260	3,940,059
San Francisco City & County Public Utilities
Commission, RB, Series B, 5.00%, 11/01/39	18,540	21,150,432
University of California, RB:
Limited Project, Series B, 4.75%, 5/15/38	9,838	10,232,655
Series C (NPFGC), 4.75%, 5/15/37	5,000	5,151,850
		64,785,242
Colorado — 2.0%
Colorado Health Facilities Authority, RB,
Catholic Health:
Series C-3 (AGM), 5.10%, 10/01/41	7,600	8,140,208
Series C-7, 5.00%, 9/01/36	4,860	5,209,288
		13,349,496
Connecticut — 3.1%
Connecticut State Health & Educational Facility
Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,400	10,622,000
Series X-3, 4.85%, 7/01/37	9,360	10,663,474
		21,285,474
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer
System, 5.00%, 10/01/34	6,629	7,482,293
Illinois — 0.9%
City of Chicago Illinois Waterworks, Refunding RB,
5.00%, 11/01/42	5,617	6,384,397
Maryland — 1.3%
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, 5.00%, 11/15/51	8,139	9,077,622
Massachusetts — 2.6%
Massachusetts School Building Authority, RB,
Senior Series B, 5.00%, 10/15/41	8,860	10,295,320
Massachusetts Water Resources Authority,
Refunding RB, General, Series A,
5.00%, 8/01/41	6,770	7,615,573
		17,910,893
Michigan — 0.9%
Detroit Water and Sewerage Department,
Refunding RB:
5.00%, 7/01/32	3,063	3,262,849
5.25%, 7/01/39	2,649	2,870,032
		6,132,881
New Hampshire — 0.7%
New Hampshire Health & Education Facilities
Authority, RB, Dartmouth College,
5.25%, 6/01/39 (j)	3,988	4,770,005
New York — 13.0%
Hudson New York Yards Infrastructure Corp., RB,
Senior Series A, 5.75%, 2/15/47	3,130	3,695,201
New York City Municipal Water Finance Authority,
Refunding RB:
Series FF-2, 5.50%, 6/15/40	3,074	3,684,043
Water & Sewer System, Second General
Resolution, Series HH, 5.00%, 6/15/31 (j)	16,393	19,372,195
New York City Transitional Finance Authority, RB,
5.00%, 2/01/42	4,799	5,531,368
New York Liberty Development Corp., RB, 1 World
Trade Center Port Authority Construction,
5.25%, 12/15/43	20,864	23,992,963

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	31

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB,
4 World Trade Center Project, 5.75%, 11/15/51	$12,610	$14,867,064
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	16,708	18,167,340
		89,310,174
Texas — 1.1%
Harris County Texas Metropolitan Transit Authority,
Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,641,316
Utah — 1.2%
City of Riverton Utah Hospital, RB, IHC Health
Services Inc., 5.00%, 8/15/41	7,153	7,841,522
Virginia — 1.8%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	10,767	12,442,308
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	5,459	6,235,477
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	14,487	16,935,912
		23,171,389
Total Municipal Bonds Transferred to Tender
Option Bond Trusts — 44.1%		301,935,883
Total Long-Term Investments
(Cost — $1,007,519,023) — 160.5%		1,098,409,955

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.04% (k)(l)	14,628,302	14,628,302
Total Short-Term Securities
(Cost — $14,628,302) — 2.1%		14,628,302
Total Investments (Cost — $1,022,147,325) — 162.6%		1,113,038,257
Other Assets Less Liabilities — 0.7%		4,816,030
Liability for TOB Trust Certificates, Including
Interest Expense and Fees Payable — (23.7)%		(162,331,067)
VMTP Shares, at Liquidation Value — (39.5)%		(270,800,000)
Net Assets Applicable to Common Shares — 100.0%		$684,723,220

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Pershing LLC	$2,295,219	$14,539
Wells Fargo & Co.	$4,035,790	$21,801

(d)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(g)	Non-income producing security.
(h)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $16,995,956.
(k)	Investments in issuers considered to be an affiliate of the Trust during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional
Tax-Exempt Fund	12,181,066	2,447,236	14,628,302	$1,376

(l)	Represents the current yield as of report date.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$1,098,409,955	—	$1,098,409,955
Short-Term
Securities	$14,628,302	—	—	14,628,302
Total	$14,628,302	$1,098,409,955	—	$1,113,038,257

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$ (546,679)	—	$ (546,679)
TOB trust
certificates	—	(162,219,381)	—	(162,219,381)
VMTP Shares	—	(270,800,000)	—	(270,800,000)
Total	—	$ (433,566,060)	—	$ (433,566,060)

There were no transfers between levels during the period ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	33

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 117.8%
Corporate — 4.2%
Beaver County IDA, Refunding RB, First Energy, Nuclear
Energy Corp. Project, Mandatory Put Bonds, Series A,
3.38%, 1/01/35 (a)	$200	$204,274
Pennsylvania Economic Development Financing
Authority, RB, Aqua Pennsylvania, Inc. Project,
Series A, AMT, 6.75%, 10/01/18	600	762,012
Pennsylvania Economic Development Financing
Authority, Refunding RB, Series A, AMT:
Amtrak Project, 5.00%, 11/01/41	160	174,597
Aqua Pennsylvania, Inc. Project, 5.00%, 12/01/34	180	199,663
		1,340,546
County/City/Special District/School District — 12.5%
Allentown Neighborhood Improvement Zone
Development Authority, RB, Series A:
5.00%, 5/01/35	190	202,880
5.00%, 5/01/42	450	476,878
City of Philadelphia Pennsylvania, GO, Refunding,
Series A (AGC), 5.00%, 8/01/24	370	416,983
City of Pittsburgh Pennsylvania, GO, Refunding, Series B,
5.00%, 9/01/26	125	145,491
County of Lycoming Pennsylvania, GO, Series A (AGM):
4.00%, 8/15/38	160	164,790
4.00%, 8/15/42	100	102,988
County of York Pennsylvania, GO, Refunding,
5.00%, 3/01/36	100	112,380
Falls Township Pennsylvania, RB, Water & Sewer
Authority, 5.00%, 12/01/37	200	226,156
Marple Newtown School District, GO (AGM),
5.00%, 6/01/31	600	714,174
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	814,324
Philadelphia School District, GO, Series E,
6.00%, 9/01/38	100	113,817
Philipsburg Osceola Area School District Pennsylvania,
GO (AGM):
5.00%, 4/01/41	155	164,720
Series A, 4.00%, 4/01/35	150	154,178
Series A, 4.00%, 4/01/38	110	111,667
Series A, 4.00%, 4/01/41	40	40,606
		3,962,032
Education — 17.4%
Adams County IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	115,562
5.00%, 8/15/25	100	114,929
Cumberland County Municipal Authority, RB, AICUP
Financing Program, Dickinson College Project,
5.00%, 11/01/39	200	224,014
Delaware County Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	468,834
Villanova University, 5.25%, 12/01/31	100	115,363
Pennsylvania Higher Educational Facilities Authority, RB:
4.00%, 3/01/37	70	71,280
5.00%, 3/01/42	60	67,324
Drexel University, Series A (NPFGC),
5.00%, 5/01/37	150	161,522
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,111,260
University of Pennsylvania Health System, Series A,
4.00%, 8/15/39	215	220,424
University of Pennsylvania Health System, Series A,
5.00%, 8/15/42	270	300,939

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (concluded)
Pennsylvania Higher Educational Facilities Authority,
Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	$1,180	$1,339,052
State System of Higher Education, Series AL,
5.00%, 6/15/35	100	115,300
State Public School Building Authority, RB, Community
College of Allegheny County Project (AGM),
5.00%, 7/15/34	310	349,581
University of Pittsburgh Pennsylvania, RB, Capital Project,
Series B, 5.00%, 9/15/28	610	730,255
		5,505,639
Health — 34.4%
Berks County Municipal Authority, Refunding RB,
Reading Hospital & Medical Center Project, Series A-3,
5.50%, 11/01/31	500	577,715
Centre County Hospital Authority, RB, Mount Nittany
Medical Center Project, 7.00%, 11/15/46	390	503,591
Cumberland County Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group,
5.25%, 1/01/41	210	213,730
Diakon Lutheran, 6.38%, 1/01/39	500	557,360
Dauphin County General Authority, Refunding RB,
Pinnacle Health System Project, Series A,
6.00%, 6/01/29	500	573,100
Franklin County IDA Pennsylvania, Refunding RB,
Chambersburg Hospital Project, 5.38%, 7/01/42	415	454,628
Lehigh County General Purpose Authority, Refunding RB,
Saint Luke’s Bethlehem Hospital, 5.38%, 8/15/13 (b)	2,000	2,078,680
Montgomery County Higher Education & Health Authority,
Refunding RB, Abington Memorial Hospital:
3.25%, 6/01/26	115	114,872
3.75%, 6/01/31	85	84,660
Montgomery County IDA Pennsylvania, RB, Acts
Retirement Life Communities, Series A,
4.50%, 11/15/36	375	378,023
Montgomery County IDA Pennsylvania, Refunding RB,
Acts Retirement Life Communities:
5.00%, 11/15/27	175	191,980
5.00%, 11/15/28	110	121,870
5.00%, 11/15/29	100	109,201
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, University of Pittsburgh Medical Center,
Series E, 5.00%, 5/15/31	1,000	1,107,710
Philadelphia Hospitals & Higher Education Facilities
Authority, RB, Children’s Hospital of Philadelphia,
Series C, 5.00%, 7/01/41	940	1,045,327
Saint Mary Hospital Authority, Refunding RB, Catholic
Health East, Series A:
5.00%, 11/15/26	250	275,178
5.00%, 11/15/27	175	191,669
South Fork Municipal Authority, Refunding RB,
Conemaugh Valley Memorial, Series B (AGC),
5.38%, 7/01/35	245	273,028
Southcentral General Authority, Refunding RB, Wellspan
Health Obligor Group, Series A, 6.00%, 6/01/29	1,250	1,454,800
Union County Hospital Authority, Refunding RB,
Evangelical Community Hospital Project,
7.00%, 8/01/41	460	552,340
		10,859,462

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Housing — 10.4%
Pennsylvania HFA, RB, S/F Mortgage, AMT:
Series 94-A, 5.10%, 10/01/31	$125	$129,268
Series 95-A, 4.90%, 10/01/37	965	984,329
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 92-A, AMT, 4.75%, 4/01/31	100	102,009
Series 97-A, AMT, 4.65%, 10/01/31	1,300	1,337,245
Series 99-A, AMT, 5.15%, 4/01/38	210	231,384
Series 105-C, 4.88%, 10/01/34	300	319,608
Series 110-B, 4.75%, 10/01/39	175	178,442
		3,282,285
State — 10.3%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 6/01/28	1,710	2,093,502
5.00%, 3/15/29	275	329,398
Pennsylvania Economic Development Financing
Authority, Refunding RB, Unemployment
Compensation, Series B, 5.00%, 7/01/23	500	555,785
State Public School Building Authority, Refunding RB,
Harrisburg School District Project, Series A (AGC),
5.00%, 11/15/33	250	274,502
		3,253,187
Transportation — 23.9%
City of Philadelphia, Pennsylvania, ARB, Series A:
5.00%, 6/15/40	1,325	1,429,304
AMT (AGM), 5.00%, 6/15/37	1,150	1,210,432
Delaware River Port Authority Pennsylvania & New Jersey,
RB, Series D, 5.00%, 1/01/40	750	838,875
Pennsylvania Turnpike Commission, Motor Licence Fund,
Enhanced Turnpike Subordinate Special, RB, Series A:
5.00%, 12/01/37	140	157,724
5.00%, 12/01/42	215	242,041
Pennsylvania Turnpike Commission, RB:
Senior Lien, Series A, 5.00%, 12/01/42	470	535,452
Series A (AMBAC), 5.25%, 12/01/32	870	938,495
Sub-Series A, 5.13%, 12/01/26	100	115,240
Sub-Series A, 6.00%, 12/01/41	100	114,057
Sub-Series B, 5.25%, 12/01/41	325	367,299
Pennsylvania Turnpike Commission, Refunding RB,
Sub-Series B:
5.25%, 6/01/24	250	289,407
5.25%, 6/01/39	500	551,035
Southeastern Pennsylvania Transportation Authority, RB,
Capital Grant Receipts:
5.00%, 6/01/28	290	335,260
5.00%, 6/01/29	385	443,193
		7,567,814
Utilities — 4.7%
Bucks County Water & Sewer Authority, RB, Water
System (AGM), 5.00%, 12/01/41	100	114,173
City of Philadelphia Pennsylvania, RB:
Gas Works Revenue, Ninth Series, 5.25%, 8/01/40	270	290,050
Gas Works Revenue, Series C (AGM),
5.00%, 8/01/40	350	392,413
City of Philadelphia, Pennsylvania Water & Wastewater,
RB, Series A, 5.25%, 1/01/36	100	111,326
Lycoming County Water & Sewer Authority, RB (AGM),
5.00%, 11/15/41	100	108,247
Pennsylvania Economic Development Financing
Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	210	246,011
Philadelphia Biosolids Facility, 6.25%, 1/01/32	185	211,694
		1,473,914
Total Municipal Bonds in Pennsylvania		37,244,879

Municipal Bonds	Par (000)	Value
Guam — 1.2%
State — 0.5%
Territory of Guam, Limited Obligation Bonds, RB,
Section 30, Series A, 5.63%, 12/01/29	$150	$168,339
Utilities — 0.7%
Guam Power Authority, Refunding RB, Series A,
5.00%, 10/01/34	185	200,063
Total Municipal Bonds in Guam		368,402

Puerto Rico — 6.9%
State — 4.6%
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series N, 5.00%, 7/01/37	300	297,459
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,000	1,155,840
		1,453,299
Utilities — 2.3%
Puerto Rico Aqueduct & Sewer Authority, Refunding RB,
Senior Lien, Series A, 6.00%, 7/01/38	200	209,246
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	500	513,905
		723,151
Total Municipal Bonds in Puerto Rico		2,176,450
Total Municipal Bonds — 125.9%		39,789,731

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Pennsylvania — 38.3%
Education — 8.4%
Pennsylvania Higher Educational Facilities Authority, RB,
University of Pennsylvania Health System,
5.75%, 8/15/41	850	999,201
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Trustees of the University of
Pennsylvania, Series C, 4.75%, 7/15/35	500	539,730
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,129,330
		2,668,261
Health — 12.9%
Geisinger Authority, RB:
Series A, 5.13%, 6/01/34	500	557,345
Series A, 5.25%, 6/01/39	1,000	1,114,016
Series A-1, 5.13%, 6/01/41	1,160	1,306,009
Philadelphia Hospitals & Higher Education Facilities
Authority, Refunding RB, Jefferson Health System,
Series B, 5.00%, 5/15/40	1,000	1,094,470
		4,071,840
Housing — 5.9%
Pennsylvania HFA, Refunding RB, S/F:
Series 96-A, AMT, 4.70%, 10/01/37	470	480,735
Series 105-C, 5.00%, 10/01/39	500	535,925
Series 113, 4.85%, 10/01/37	780	833,282
		1,849,942

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	35

Schedule of Investments (concluded)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Pennsylvania (concluded)
State — 11.1%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 3/15/28	$825	$987,346
5.00%, 11/15/30	1,180	1,420,507
Pennsylvania Turnpike Commission, RB, Series C of 2003
Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	1,000	1,111,020
		3,518,873
Total Municipal Bonds Transferred to
Tender Option Bond Trusts in Pennsylvania		12,108,916

Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
Series C, 5.25%, 8/01/40	300	329,295
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 39.4%		12,438,211
Total Long-Term Investments
(Cost — $47,709,947) — 165.3%		52,227,942

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00%
(d)(e)	994,244	994,244
Total Short-Term Securities
(Cost — $994,244) — 3.1%		994,244
Total Investments (Cost — $48,704,191) — 168.4%		53,222,186
Other Assets Less Liabilities — 1.8%		557,960
Liability for TOB Trust Certificates, Including
Interest Expense and Fees Payable — (18.6)%		(5,867,277)
VRDP Shares, at Liquidation Value — (51.6)%		(16,300,000)
Net Assets Applicable to Common Shares — 100.0%		$31,612,869

(a)	Variable rate security. Rate shown is as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(d)	Investments in issuers considered to be an affiliate of the Trust during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
BIF Pennsylvania
Municipal
Money Fund	1,862,600	(868,356)	994,244	—

(e)	Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investment and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 52,227,942	—	$ 52,227,942
Short-Term
Securities	$ 994,244	—	—	994,244
Total	$ 994,244	$ 52,227,942	—	$ 53,222,186

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$ (26,326)	—	$ (26,326)
TOB trust
certificates	—	(5,864,261)	—	(5,864,261)
VRDP Shares	—	(16,300,000)	—	(16,300,000)
Total	—	$(22,190,587)	—	$(22,190,587)

There were no transfers between levels during the period ended October 31, 2012.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.1%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$655	$769,330
County of Jefferson Alabama, RB, Series A,
5.25%, 1/01/19	465	464,721
		1,234,051
Alaska — 1.1%
Northern Tobacco Securitization Corp.,
Refunding RB, Series A:
4.63%, 6/01/23	725	726,725
5.00%, 6/01/46	530	449,085
		1,175,810
Arizona — 2.1%
Salt Verde Financial Corp., RB, Senior,
5.00%, 12/01/37	1,320	1,527,821
San Luis Facility Development Corp., RB, Senior
Lien, Regional Detention Center Project:
6.25%, 5/01/15	135	134,504
7.00%, 5/01/20	210	214,105
7.25%, 5/01/27	420	404,725
		2,281,155
California — 6.3%
Bay Area Toll Authority, Refunding RB, San
Francisco Bay Area Toll Bridge, Series F-1,
5.63%, 4/01/44	720	838,224
California County Tobacco Securitization Agency,
RB, CAB Stanislaus, Sub-Series C,
1.02%, 6/01/55 (a)	3,095	32,095
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A,
5.00%, 8/15/51	370	413,368
Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,213,576
California State Public Works Board, RB, Various
Capital Projects, Sub-Series I-1,
6.38%, 11/01/34	375	453,847
California Statewide Communities Development
Authority, RB, Series A, 5.00%, 4/01/42	690	764,230
City of Los Angeles Department of Airports,
Refunding RB, Series A, 5.25%, 5/15/39	250	282,063
Foothill Eastern Transportation Corridor Agency
California, Refunding RB, CAB,
6.07%, 1/15/33 (a)	3,835	1,145,668
State of California, GO, Various Purpose:
6.00%, 3/01/33	800	991,968
6.50%, 4/01/33	650	817,284
		6,952,323
Colorado — 1.5%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A,
5.50%, 7/01/34	680	777,580
Evangelical Lutheran Good Samaritan Society
Project, 5.00%, 12/01/42	5	5,341
Park Creek Metropolitan District Colorado,
Refunding RB, Senior, Limited Tax, Property Tax,
5.50%, 12/01/37	440	465,472
Regional Transportation District, COP, Refunding,
Series A, 5.38%, 6/01/31	320	365,715
		1,614,108
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc.,
Indian River Project, 6.00%, 10/01/40	820	924,107
Delaware State EDA, RB, Exempt Facilities, Indian
River Power, 5.38%, 10/01/45	1,280	1,376,794
		2,300,901

Municipal Bonds	Par (000)	Value
District of Columbia — 1.8%
District of Columbia, Tax Allocation Bonds, City
Market O Street Project, Tax Increment Revenue,
5.13%, 6/01/41	$690	$746,732
Metropolitan Washington Airports Authority,
Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	160	176,278
5.25%, 10/01/44	1,000	1,111,190
		2,034,200
Florida — 5.4%
Highlands County Florida Health Facilities Authority,
RB, Adventist, Series G, 5.13%, 11/15/32 (b)	1,000	1,117,110
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	1,500	1,503,750
Miami Beach Health Facilities Authority, RB, Mount
Sinai Medical Center of Florida,
6.75%, 11/15/21	1,010	1,108,112
Mid-Bay Bridge Authority, RB, Series A,
7.25%, 10/01/40	720	911,966
Sumter Landing Community Development District
Florida, RB, Sub-Series B, 5.70%, 10/01/38	1,490	1,378,220
		6,019,158
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB,
Children’s Healthcare, 5.25%, 11/15/39	265	293,707
Metropolitan Atlanta Rapid Transit Authority, RB,
Third Series, 5.00%, 7/01/39	1,095	1,233,441
		1,527,148
Hawaii — 0.5%
State of Hawaii, RB, Series A, 5.25%, 7/01/30	425	498,942
Illinois — 14.5%
Chicago Board of Education Illinois, GO,
5.50%, 12/01/39	625	731,606
Chicago Transit Authority, RB, Sales Tax Receipts
Revenue, 5.25%, 12/01/40	330	378,190
City of Chicago Illinois, GARB, O’Hare International
Airport:
General Third Lien, Series A, 5.75%, 1/01/39	1,500	1,770,555
Third Lien, Series C, 6.50%, 1/01/41	1,855	2,302,333
City of Chicago Illinois, GO, Series A,
5.00%, 1/01/34	1,430	1,607,635
City of Chicago Illinois, RB, O’Hare International
Airport, General Third Lien, Series A,
5.63%, 1/01/35	800	939,048
City of Chicago Illinois, Refunding RB, Sales Tax
Receipt Revenue, Series A, 5.25%, 1/01/38	260	300,924
Illinois Finance Authority, Refunding RB:
5.00%, 11/15/37	305	340,935
5.00%, 11/15/42	555	616,749
Central DuPage Health, Series B,
5.50%, 11/01/39	2,500	2,817,975
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	145	145,914
Metropolitan Pier & Exposition Authority,
Refunding RB (AGM):
CAB, Series B, 5.11%, 6/15/44 (a)	2,980	604,314
McCormick Place Expansion Project, Series B,
5.00%, 6/15/50	990	1,077,813
McCormick Place Expansion Project, Series B-2,
5.00%, 6/15/50	785	854,386
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	204,379
6.00%, 6/01/28	940	1,115,968
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	200	229,554
		16,038,278

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	37

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 3.2%
Indiana Finance Authority, RB:
First Lien, Series A, 5.25%, 10/01/38	$500	$573,105
Sisters of St. Francis Health, 5.25%, 11/01/39	270	297,527
Indiana Finance Authority, Refunding RB, Ascension
Health Senior Credit, Series B-5,
5.00%, 11/15/36	500	539,560
Indiana Finance Authority Hospital, Refunding RB,
5.00%, 5/01/42 (c)	595	649,877
Indiana Health Facility Financing Authority,
Refunding RB, Methodist Hospital, Inc.,
5.38%, 9/15/22	1,060	1,061,134
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	350	423,482
		3,544,685
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB,
Senior Series A-1, AMT, 5.15%, 12/01/22	625	711,663
Kansas — 0.4%
Kansas Development Finance Authority, Refunding
RB, Sisters of Leavenworth, Series A,
5.00%, 1/01/40	450	491,247
Kentucky — 3.0%
Kentucky Economic Development Finance Authority,
RB, Owensboro Medical Health System, Series A,
6.38%, 6/01/40	320	380,800
Kentucky Economic Development Finance Authority,
Refunding RB, Norton Healthcare Inc., Series B
(NPFGC), 4.50%, 10/01/24 (a)	5,000	2,942,100
		3,322,900
Louisiana — 3.1%
Louisiana Local Government Environmental
Facilities & Community Development Authority,
RB, Westlake Chemical Corp., Series A-1,
6.50%, 11/01/35	1,055	1,230,911
Parish of Saint John the Baptist Louisiana, RB,
Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,000	1,075,690
State of Louisiana Gasoline & Fuels Tax Revenue,
RB, Second Lien, Series B, 5.00%, 5/01/45	1,025	1,152,243
		3,458,844
Maine — 1.0%
Maine State Turnpike Authority, RB, Series A,
5.00%, 7/01/42	1,000	1,155,810
Maryland — 1.8%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	135	152,388
Maryland EDC, Refunding RB, CNX Marine
Terminals, Inc., 5.75%, 9/01/25	1,000	1,089,260
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, Charlestown Community,
6.25%, 1/01/41	690	793,065
		2,034,713
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB,
Wellesley College Issue, Series J,
5.00%, 7/01/42	570	666,587
Massachusetts Health & Educational Facilities
Authority, Refunding RB, Partners Healthcare,
Series J1, 5.00%, 7/01/39	570	623,255
		1,289,842

Municipal Bonds	Par (000)	Value
Michigan — 4.0%
City of Detroit Michigan Water Supply System, RB,
Senior Lien, Series A, 5.25%, 7/01/41	$1,500	$1,597,635
Kalamazoo Hospital Finance Authority, Refunding
RB, Bronson Methodist Hospital,
5.50%, 5/15/36	435	487,613
Lansing Board of Water & Light, RB, Series A,
5.50%, 7/01/41	465	552,337
Michigan State Hospital Finance Authority,
Refunding RB, Henry Ford Health System,
Series A, 5.25%, 11/15/46	500	529,740
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	1,000	1,289,500
		4,456,825
Minnesota — 2.1%
Tobacco Securitization Authority Minnesota,
Refunding RB, Tobacco Settlement, Series B:
5.25%, 3/01/25	1,415	1,612,477
5.25%, 3/01/31	595	662,723
		2,275,200
Missouri — 0.3%
Missouri State Health & Educational Facilities
Authority, RB, Senior Living Facilities, Lutheran
Senior Home, 5.50%, 2/01/42	330	353,994
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB, Gas
Project No. 3:
5.25%, 9/01/37	260	285,134
5.00%, 9/01/42	455	485,999
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group,
5.63%, 1/01/40	720	811,340
		1,582,473
Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander
Dawson School Nevada Project, 5.00%, 5/15/29	880	966,874
New Jersey — 4.4%
Middlesex County Improvement Authority, RB,
Subordinate Heldrich, Center Hotel, Series B,
6.25%, 1/01/37 (d)(e)	645	48,149
New Jersey EDA, RB, Continental Airlines, Inc.
Project, AMT:
6.40%, 9/15/23	470	478,606
6.25%, 9/15/29	145	148,438
New Jersey EDA, Refunding RB, 5.00%, 6/15/24	305	346,995
New Jersey State Turnpike Authority, RB, Series E,
5.25%, 1/01/40	1,355	1,525,418
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
Series A, 5.50%, 6/15/41	575	672,526
Series B, 5.25%, 6/15/36	775	895,753
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	770	750,981
		4,866,866
New York — 6.2%
Albany Industrial Development Agency, RB, New
Covenant Charter School Project, Series A,
7.00%, 5/01/35 (d)(e)	315	47,244
Metropolitan Transportation Authority, RB, Series E,
5.00%, 11/15/42	170	192,350
Metropolitan Transportation Authority, Refunding
RB, Transportation, Series D, 5.25%, 11/15/40	385	437,044

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York City Industrial Development Agency,
RB, AMT:
American Airlines, Inc., JFK International Airport,
7.75%, 8/01/31 (b)(d)(e)	$3,000	$3,164,250
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,025,000
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One
Bryant Park Project, 6.38%, 7/15/49	385	447,216
New York State Thruway Authority, RB, Series I,
5.00%, 1/01/42	555	630,025
Port Authority of New York & New Jersey, RB, JFK
International Air Terminal:
6.00%, 12/01/36	410	481,611
6.00%, 12/01/42	395	460,961
		6,885,701
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A,
5.00%, 6/01/42	440	483,107
Ohio — 2.4%
County of Hamilton Ohio, RB, Christ Hospital
Project, 5.00%, 6/01/42	575	617,538
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	885	954,641
State of Ohio, RB, Ford Motor Co. Project, AMT,
5.75%, 4/01/35	1,000	1,040,130
		2,612,309
Oregon — 0.8%
City of Tigard Washington County Oregon, Refunding
RB, Water System, 5.00%, 8/01/37	80	93,068
Oregon State Facilities Authority, RB, (AGC),
5.00%, 7/01/44	715	784,441
		877,509
Pennsylvania — 1.1%
Allegheny County Hospital Development Authority,
Refunding RB, Health System West Penn,
Series A, 5.38%, 11/15/40	735	520,042
Pennsylvania Economic Development Financing
Authority, RB, Aqua Pennsylvania, Inc. Project,
5.00%, 11/15/40	600	671,184
		1,191,226
Puerto Rico — 3.1%
Puerto Rico Sales Tax Financing Corp., RB,
Sub-Series Series A, 6.50%, 8/01/44	1,770	2,076,210
Puerto Rico Sales Tax Financing Corp., Refunding
RB, CAB, Series C, 4.90%, 8/01/39 (a)	5,910	1,402,561
		3,478,771
South Carolina — 3.4%
South Carolina Jobs, EDA, RB, Palmetto Health,
Series C (f):
7.00%, 8/01/13	2,225	2,336,873
7.00%, 8/01/13	275	288,827
South Carolina State Ports Authority, RB,
5.25%, 7/01/40	1,040	1,174,077
		3,799,777
South Dakota — 0.3%
South Dakota Health and Educational Facilities
Authority, RB, 5.00%, 11/01/42 (c)	335	367,016
Tennessee — 0.1%
Rutherford County Health & Educational Facilities
Board, RB, Series C, 5.00%, 11/15/47	65	73,466

Municipal Bonds	Par (000)	Value
Texas — 17.0%
Brazos River Authority, RB, TXU Electric, Series A,
AMT, 8.25%, 10/01/30	$730	$116,391
Central Texas Regional Mobility Authority, Refunding
RB, Senior Lien, 6.25%, 1/01/46	680	794,430
City of Austin Texas, Refunding RB, Water &
Wastewater System Revenue, 5.00%, 11/15/37	200	233,882
City of Dallas Texas, Refunding RB,
5.00%, 10/01/35	475	548,003
City of Houston Texas, Refunding RB, Series A:
Senior Lien, 5.50%, 7/01/39	485	562,804
Combined, First Lien, (AGC), 6.00%, 11/15/35	2,730	3,362,295
Dallas Fort Worth International Airport, Refunding
RB, AMT, 5.00%, 11/01/35	565	617,918
Fort Bend County Industrial Development Corp., RB,
4.75%, 11/01/42	465	470,543
Harris County-Houston Sports Authority, Refunding
RB, CAB, Senior Lien, Series A (NPFGC),
5.67%, 11/15/38 (a)	4,750	1,109,173
La Joya Independent School District, Refunding GO
(PSF-GTD):
4.00%, 2/15/32	1,400	1,540,406
4.00%, 2/15/33	1,000	1,093,130
La Vernia Higher Education Finance Corp., RB, KIPP,
Inc., 6.38%, 8/15/44	500	585,175
Midland County Fresh Water Supply District
Number 1, RB, CAB, 4.71%, 9/15/37 (a)	4,935	1,549,245
North Texas Tollway Authority, RB, CAB, Special
Projects System, Series B, 5.33%, 9/01/37 (a)	640	173,286
North Texas Tollway Authority, Refunding RB, Toll,
Second Tier, Series F, 6.13%, 1/01/31	1,025	1,136,745
Tarrant County Cultural Education Facilities Finance
Corp., RB, Scott & White Healthcare,
6.00%, 8/15/45	1,270	1,508,557
Texas Private Activity Bond Surface Transportation
Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway
Managed Lanes Project, 7.00%, 6/30/40	1,000	1,234,260
NTE Mobility Partners LLC North Tarrant Express
Managed Lanes Project, 6.88%, 12/31/39	500	606,470
Texas State Public Finance Authority, Refunding
ERB, KIPP, Inc., Series A (ACA), 5.00%, 2/15/36	500	511,825
University of Texas System, Refunding RB, Series B,
5.00%, 8/15/43	970	1,146,103
		18,900,641
Utah — 0.6%
County of Utah, RB, 5.00%, 5/15/43	635	716,261
Virginia — 6.0%
City of Norfolk Virginia, Refunding RB, Series B
(AMBAC), 5.50%, 2/01/31	355	355,415
Fairfax County EDA, Refunding RB, Goodwin House
Inc., 5.13%, 10/01/42	1,000	1,030,810
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	2,500	2,888,825
Virginia Small Business Financing Authority,
RB, Senior Lien, Elizabeth River Crossings
Project, AMT:
5.25%, 1/01/32	250	272,950
6.00%, 1/01/37	1,500	1,725,480
5.50%, 1/01/42	365	400,230
		6,673,710
Washington — 1.1%
Washington Healthcare Facilities Authority, RB,
Swedish Health Services, Series A,
6.75%, 5/15/21 (f)	630	887,953

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	39

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington (concluded)
Washington Healthcare Facilities Authority,
Refunding RB, Providence Health & Services,
Series A, 5.00%, 10/01/42	$320	$358,493
		1,246,446
Wisconsin — 2.2%
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Credit Group, Series A,
5.00%, 11/15/31	2,165	2,413,455
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB,
Idaho Power Co. Project, 5.25%, 7/15/26	975	1,112,612
Wyoming Municipal Power Agency, RB, Series A:
5.00%, 1/01/42	95	103,222
5.38%, 1/01/42	500	548,390
		1,764,224
Total Municipal Bonds — 111.5%		123,671,629

Municipal Bonds Transferred to
Tender Option Bond Trusts (g)
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health
Senior Credit, Series C-2, 5.00%, 11/15/36	760	824,543
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	770	875,869
California — 8.4%
California Educational Facilities Authority, RB,
University of Southern California, Series A,
5.25%, 10/01/39 (h)	855	1,001,248
City of Los Angeles California Department of
Airports, Refunding RB, Senior, Los Angeles
International Airport, Series A, 5.00%, 5/15/40	1,880	2,124,998
Los Angeles Community College District California,
GO, Election of 2001, Series A (AGM),
5.00%, 8/01/32	740	841,661
San Diego Community College District California,
GO, Election of 2002, 5.25%, 8/01/33	553	668,726
San Francisco City & County Public Utilities
Commission, RB, Series B, 5.00%, 11/01/39	2,970	3,388,176
University of California, RB, Limited Project,
Series B, 4.75%, 5/15/38	1,290	1,341,476
		9,366,285
Colorado — 1.9%
Colorado Health Facilities Authority, RB, Catholic
Health (AGM), (FSA):
C-3, 5.10%, 10/01/41	1,210	1,296,007
C-7, 5.00%, 9/01/36	780	836,058
		2,132,065
Connecticut — 3.2%
Connecticut State Health & Educational Facility
Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,785,400
Series X-3, 4.85%, 7/01/37	1,540	1,754,460
		3,539,860
Illinois — 0.9%
City of Chicago Illinois Waterworks, Refunding RB,
5.00%, 11/01/42	920	1,045,133

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Maryland — 1.3%
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, 5.00%, 11/15/51	$1,320	$1,472,047
Massachusetts — 3.5%
Massachusetts School Building Authority, RB,
Senior, Series B, 5.00%, 10/15/41	1,430	1,661,660
Massachusetts Water Resources Authority,
Refunding RB, General, Series A,
5.00%, 8/01/41	1,980	2,227,302
		3,888,962
Michigan — 0.9%
Detroit Water and Sewerage Department,
Refunding RB:
5.00%, 7/01/32	500	532,710
5.25%, 7/01/39	425	460,288
		992,998
New Hampshire — 0.7%
New Hampshire Health & Education Facilities
Authority, RB, Dartmouth College,
5.25%, 6/01/39 (h)	645	771,091
New York — 11.7%
Hudson New York Yards Infrastructure Corp., RB,
Series A, 5.75%, 2/15/47	500	590,288
New York City Municipal Water Finance Authority,
Refunding RB, Series FF-2, 5.50%, 6/15/40	510	611,012
New York City Transitional Finance Authority, RB,
Future Tax Secured Revenue, Sub-Series E-1,
5.00%, 2/01/42	780	898,847
New York Liberty Development Corp., RB, 1 World
Trade Center Port Authority Construction,
5.25%, 12/15/43	3,375	3,880,961
New York Liberty Development Corp., Refunding RB,
4 World Trade Center Project, 5.75%, 11/15/51	2,030	2,393,350
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	4,184	4,549,989
		12,924,447
Tennessee — 1.3%
Shelby County Health Educational & Housing
Facilities Board, Refunding RB, St. Jude’s
Children’s Research Hospital, 5.00%, 7/01/31	1,280	1,410,547
Texas — 3.3%
County of Harris Texas, RB, Senior Lien, Toll Road,
Series A, 5.00%, 8/15/38 (h)	2,140	2,408,013
Harris County Texas Metropolitan Transit Authority,
Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,240,996
		3,649,009
Utah — 1.1%
City of Riverton Utah Hospital, RB, IHC Health
Services Inc., 5.00%, 8/15/41	1,155	1,265,822
Virginia — 1.9%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	1,785	2,062,165
Washington — 3.5%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	900	1,027,826
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	2,400	2,805,120
		3,832,946
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 45.1%		50,053,789
Total Long-Term Investments
(Cost — $157,980,290) — 156.6%		173,725,418

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

Money Market Funds — 5.2%
FFI Institutional Tax-Exempt Fund, 0.04% (i)(j)	5,743,582	$5,743,582
	Par (000)
Pennsylvania — 0.2%
Beaver County IDA, Refunding RB, VRDN,
0.20%, 11/08/12 (k)	$200	200,000
Total Short-Term Securities
(Cost — $5,943,582) — 5.4%		5,943,582
Total Investments (Cost — $163,923,872) — 162.0%		179,669,000
Other Assets Less Liabilities — 0.7%		822,609
Liability for TOB Trust Certificates, Including
Interest Expense and Fees Payable — (24.1)%		(26,686,171)
VMTP Shares, at Liquidation Value — (38.7)%		(42,900,000)
Net Assets Applicable to Common Shares — 100.0%		$110,905,438

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Pershing LLC	$367,016	$2,325
Wells Fargo & Co.	$649,877	$3,511

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Non-income producing security.
(f)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(h)	All or portion of security is subject to a recourse agreement, which may require the Trust to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $2,069,676.
(i)	Investments in issuers considered to be an affiliate of the Trust during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional
Tax-Exempt Fund	1,161,303	4,582,279	5,743,582	$263

(j)	Represents the current yield as of report date.
(k)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$173,725,418	—	$173,725,418
Short-Term
Securities	$5,743,582	200,000	—	5,943,582
Total	$5,743,582	$173,925,418	—	$179,669,000

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$ (88,112)	—	$ (88,112)
TOB trust
certificates	—	(26,669,042)	—	(26,669,042)
VMTP Shares	—	(42,900,000)	—	(42,900,000)
Total	—	$ (69,657,154)	—	$ (69,657,154)

There were no transfers between levels during the period ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	41

Statements of Assets and Liabilities

October 31, 2012 (Unaudited)	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Assets
Investments at value — unaffiliated[1]	$422,410,069	$261,511,203	$491,462,398	$1,098,409,955	$52,227,942	$173,925,418
Investments at value — affiliated [2]	6,735,125	3,910,083	18,568,855	14,628,302	994,244	5,743,582
Interest receivable	4,966,366	3,788,834	6,682,507	15,284,670	739,400	2,429,041
Investments sold receivable	4,183,892	—	475,000	670,000	—	85,000
Deferred offering costs	160,146	—	—	301,930	45,867	97,257
Prepaid expenses	22,609	20,916	15,401	58,925	2,693	4,439
Total assets	438,478,207	269,231,036	517,204,161	1,129,353,782	54,010,146	182,284,737

Liabilities
Bank overdraft	172,474	111,573	186,106	546,679	26,326	88,112
Investments purchased payable	11,668,637	1,130,646	—	6,294,669	—	1,011,057
Income dividends payable — Common Shares	1,371,044	831,563	1,259,730	3,579,665	144,172	540,304
Investment advisory fees payable	125,857	116,500	218,277	567,691	27,273	91,565
Officer’s and Trustees’ fees payable	75,698	31,128	39,831	205,576	9,142	20,276
Interest expense and fees payable	12,191	101,378	3,789	111,686	3,016	17,129
Administration fees payable	54,016	—	—	—	—	—
Other accrued expenses payable	100,540	56,603	100,040	305,215	23,087	41,814
Total accrued liabilities	13,580,457	2,379,391	1,807,773	11,611,181	233,016	1,810,257

Other Liabilities
TOB trust certificates	22,053,381	94,762,802	3,750,000	162,219,381	5,864,261	26,669,042
VRDP Shares, at liquidation value of $100,000
per share[3,4,5]	—	—	—	—	16,300,000	—
VMTP Shares, at liquidation value of $100,000
per share[3,4,5]	125,900,000	—	—	270,800,000	—	42,900,000
Total other liabilities	147,953,381	94,762,802	3,750,000	433,019,381	22,164,261	69,569,042
Total liabilities	161,533,838	97,142,193	5,557,773	444,630,562	22,437,277	71,379,299

AMPS at Redemption Value
$25,000 per share liquidation preference, plus
unpaid dividends[3,4,5]	—	—	173,856,106	—	—	—
Net Assets Applicable to Common Shareholders	$276,944,369	$172,088,843	$337,790,282	$684,723,220	$31,612,869	$110,905,438

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,171,326	$191,576,728	$287,584,576	$607,076,254	$28,589,392	$103,520,303
Undistributed net investment income	3,485,280	2,114,283	22,400,038	10,236,481	613,794	1,602,511
Accumulated net realized loss	(5,541,056)	(41,309,349)	(1,114,358)	(23,480,447)	(2,108,312)	(9,962,504)
Net unrealized appreciation/depreciation	40,828,819	19,707,181	28,920,026	90,890,932	4,517,995	15,745,128
Net Assets Applicable to Common Shareholders	$276,944,369	$172,088,843	$337,790,282	$684,723,220	$31,612,869	$110,905,438
Net asset value per Common Share	$16.16	$12.83	$16.69	$15.32	$15.57	$15.19

[1] Investments at cost — unaffiliated	$381,581,250	$241,804,022	$462,542,372	$1,007,519,023	$47,709,947	$158,180,290
[2] Investments at cost — affiliated	$6,735,125	$3,910,083	$18,568,855	$14,628,302	$994,244	$5,743,582
[3] Preferred Shares outstanding	1,259	—	6,954	2,708	163	429
[4] Preferred Shares authorized	5,862	—	unlimited	unlimited	unlimited	unlimited
[5] Per value per Preferred Shares and Common Shares	$0.01	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,137,557	13,412,309	20,236,628	44,689,948	2,030,590	7,301,399
[7] Common Shares authorized	200 million	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Statements of Operations

Six Months Ended October 31, 2012 (Unaudited)	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Investment Income
Interest	$10,164,372	$6,104,402	$10,965,773	$26,767,830	$1,150,528	$4,158,920
Income — affiliated	496	165	449	1,376	—	263
Total income	10,164,868	6,104,567	10,966,222	26,769,206	1,150,528	4,159,183

Expenses
Investment advisory	733,687	847,012	1,289,881	3,322,165	160,940	536,375
Administration	314,437	—	—	—	—	—
Professional	37,346	31,633	44,885	73,750	22,408	28,390
Accounting services	39,470	16,819	34,842	46,722	10,469	23,790
Remarketing fees on Preferred Shares	—	—	131,623	—	6,868	—
Officer and Trustees	17,004	8,973	19,990	39,210	2,031	5,726
Custodian	12,827	7,130	14,798	23,575	3,818	7,022
Transfer agent	10,940	6,413	13,769	15,416	7,138	8,506
Printing	6,477	4,138	11,635	20,089	4,554	7,014
Registration	2,466	2,475	2,454	4,252	164	2,383
Miscellaneous	30,345	10,591	26,438	44,715	23,151	23,864
Total expenses excluding interest expense, fees and
amortization of offering costs	1,204,999	935,184	1,590,315	3,589,894	241,541	643,070
Interest expense, fees and amortization of offering costs[1]	856,931	393,954	10,642	2,282,388	91,812	376,616
Total expenses	2,061,930	1,329,138	1,600,957	5,872,282	333,353	1,019,686
Less fees waived by Manager	(876)	(169,762)	(862)	(2,401)	(720)	(626)
Total expenses after fees waived	2,061,054	1,159,376	1,600,095	5,869,881	332,633	1,019,060
Net investment income	8,103,814	4,945,191	9,366,127	20,899,325	817,895	3,140,123

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,217,169	575,238	789,981	3,154,724	155,881	488,656
Financial futures contracts	(1,142,288)	(109,262)	—	(2,272,968)	(106,652)	(373,476)
	3,074,881	465,976	789,981	881,756	49,229	115,180
Net change in unrealized appreciation/depreciation on:
Investments	10,025,723	8,425,179	4,377,286	34,204,902	987,305	5,402,864
Financial futures contracts	565,164	63,068	—	926,003	32,448	152,019
	10,590,887	8,488,247	4,377,286	35,130,905	1,019,753	5,554,883
Total realized and unrealized gain	13,665,768	8,954,223	5,167,267	36,012,662	1,068,982	5,670,063

Dividends to AMPS Shareholders From
Net investment income	—	—	(242,718)	—	(8,984)	—
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	$21,769,582	$13,899,414	$14,290,676	$56,911,986	$1,877,893	$8,810,186

[1]	Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	43

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
Operations
Net investment income	$8,103,814	$16,798,943	$4,945,191	$10,082,705
Net realized gain	3,074,881	2,436,978	465,976	(5,200,160)
Net change in unrealized appreciation/depreciation	10,590,887	43,206,241	8,488,247	27,833,443
Dividends to AMPS Shareholders from net investment income	—	(210,347)	—	—
Net increase in net assets applicable to Common Shareholders resulting from operations	21,769,582	62,231,815	13,899,414	32,715,988

Dividends to Common Shareholders From [1]
Net investment income	(8,564,127)	(17,225,903)	(5,254,665)	(10,262,000)

Capital Share Transactions
Reinvestment of common dividends	364,086	827,499	229,032	250,652

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	13,569,541	45,833,411	8,873,781	22,704,640
Beginning of period	263,374,828	217,541,417	163,215,062	140,510,422
End of period	$276,944,369	$263,374,828	$172,088,843	$163,215,062
Undistributed net investment income	$3,485,280	$3,945,593	$2,114,283	$2,423,757

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
Operations
Net investment income	$9,366,127	$20,691,348	$20,899,325	$42,385,428
Net realized gain	789,981	924,765	881,756	(3,547,068)
Net change in unrealized appreciation/depreciation	4,377,286	28,874,406	35,130,905	110,198,915
Dividends to AMPS Shareholders from net investment income	(242,718)	(397,635)	—	(430,187)
Net increase in net assets applicable to Common Shareholders resulting from operations	14,290,676	50,092,884	56,911,986	148,607,088

Dividends to Common Shareholders From [1]
Net investment income	(7,558,381)	(15,116,761)	(21,467,850)	(42,872,546)

Capital Share Transactions
Reinvestment of common dividends	—	—	782,515	1,664,941

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	6,732,295	34,976,123	36,226,651	107,399,483
Beginning of period	331,057,987	296,081,864	648,496,569	541,097,086
End of period	$337,790,282	$331,057,987	$684,723,220	$648,496,569
Undistributed net investment income	$22,400,038	$20,835,010	$10,236,481	$10,805,006

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Strategic Municipal Trust (BPS)		BlackRock Strategic Municipal Trust (BSD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
Operations
Net investment income	$817,895	$1,820,284	$3,140,123	$6,479,504
Net realized gain (loss)	49,229	(312,033)	115,180	928,043
Net change in unrealized appreciation/depreciation	1,019,753	4,351,575	5,554,883	14,906,795
Dividends to AMPS Shareholders from net investment income	(8,984)	(37,257)	—	(67,856)
Net increase in net assets applicable to Common Shareholders resulting from operations	1,877,893	5,822,569	8,810,186	22,246,486

Dividends to Common Shareholders From[1]
Net investment income	(874,820)	(1,848,975)	(3,241,381)	(6,479,345)

Capital Share Transactions
Reinvestment of common dividends	30,976	31,115	28,131	60,332

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	1,034,049	4,004,709	5,596,936	15,827,473
Beginning of period	30,578,820	26,574,111	105,308,502	89,481,029
End of period	$31,612,869	$30,578,820	$110,905,438	$105,308,502
Undistributed net investment income	$613,794	$679,703	$1,602,511	$1,703,769

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	45

Statements of Cash Flows

Six Months Ended October 31, 2012 (Unaudited)	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding
dividends to AMPS Shareholders	$21,769,582	$13,899,414	$56,911,986	$1,886,877	$8,810,186
Adjustments to reconcile net increase in net assets
resulting from operations to net cash provided by (used for)
operating activities:
Increase (decrease) in interest receivable	205,344	54,604	(967,636)	(39,279)	(142,988)
Increase in cash pledged as collateral for financial futures
contracts	386,000	70,000	741,000	30,000	122,000
Increase (decrease) in prepaid expenses.	(3,431)	913	(9,761)	896	9,809
Increase in investment advisory fees payable	10,892	10,437	52,316	2,509	8,329
Increase in interest expense and fees payable	5,489	17,450	41,414	1,040	6,490
Increase (decrease) in other accrued expenses payable	(39,544)	(42,338)	(87,725)	(29,383)	(52,366)
Decrease in variation margin payable	(36,500)	(4,500)	(70,125)	(2,750)	(11,500)
Increase (decrease) in Officers and Trustees’ fees payable	19,231	14,643	(1,190)	3,308	9,875
Increase in administration fees payable	4,639	—	—	—	—
Net realized and unrealized gain on investments	(14,242,892)	(9,000,417)	(37,359,627)	(1,143,186)	(5,891,520)
Amortization of premium and accretion of discount on investments	(1,104,371)	(276,460)	(1,130,081)	54,311	(92,091)
Amortization of deferred offering costs	109	—	62,137	40,983	17,301
Proceeds from sales of long-term investments	109,912,280	29,478,409	102,571,782	4,019,833	23,979,791
Purchases of long-term investments	(113,738,231)	(26,709,307)	(120,673,686)	(6,068,147)	(22,509,973)
Net proceeds from sales (purchases) of short-term securities	(2,224,331)	(494,583)	(2,447,236)	868,356	(4,782,279)
Cash provided by (used for) operating activities	924,266	7,018,265	(2,366,432)	(374,632)	(518,936)

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	7,170,000	3,088,327	22,500,930	1,320,000	3,643,934
Cash payments for TOB trust certificates	(115)	(5,140,093)	—	(10,000)	—
Cash receipts from issuance of VRDP Shares	—	—	—	16,300,000	—
Cash payments on redemption of AMPS	—	—	—	(16,325,000)	—
Cash payments for offering costs	—	—	—	(86,850)	—
Cash dividends paid to Common Shareholders	—	(5,078,072)	(20,681,177)	—	(3,213,110)
Cash dividends paid to AMPS Shareholders	(8,266,625)	—	—	(849,844)	—
Increase in bank overdraft	172,474	111,573	546,679	26,326	88,112
Cash provided by (used for) financing activities	(924,266)	(7,018,265)	2,366,432	374,632	518,936

Cash
Net increase (decrease) in cash	—	—	—	—	—
Cash at beginning of period	—	—	—	—	—
Cash at end of period	—	—	—	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$851,333	$376,504	$2,178,837	$49,789	$352,825

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to
Common Shareholders	$364,086	$229,032	$782,515	$30,976	$28,131

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock Investment Quality Municipal Trust Inc. (BKN)

Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period November 1, 2008 to April 30, 2009	Year Ended October 31,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$15.39	$12.75	$13.68	$11.63	$10.64	$14.73	$15.79
Net investment income	0.47 [1]	0.98 [1]	1.04 [1]	1.07 [1]	0.50 [1]	1.08 [1]	1.08
Net realized and unrealized gain (loss)	0.80	2.68	(0.93)	1.96	0.94	(3.97)	(0.79)
Dividends to AMPS Shareholders from net investment income	—	(0.01)	(0.03)	(0.03)	(0.05)	(0.31)	(0.32)
Net increase (decrease) from investment operations	1.27	3.65	0.08	3.00	1.39	(3.20)	(0.03)
Dividends to Common Shareholders from net
investment income[8]	(0.50)	(1.01)	(1.01)	(0.95)	(0.40)	(0.89)	(1.03)
Net asset value, end of period	$16.16	$15.39	$12.75	$13.68	$11.63	$10.64	$14.73
Market price, end of period	$17.11	$15.75	$13.08	$14.19	$11.35	$10.25	$16.35

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	8.32%[3]	29.46%	0.49%	26.55%	13.63%[3]	(22.93)%	(0.95)%
Based on market price	12.07%[3]	29.15%	(0.61)%	34.50%	15.12%[3]	(33.11)%	(8.49)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.51%[5]	1.26%	1.08%	1.10%	1.29%[5]	1.19%	1.08%
Total expenses after fees waived and before fees
paid indirectly[4]	1.51%[5]	1.26%	1.08%	1.10%	1.28%[5]	1.19%	1.07%
Total expenses after fees waived and paid indirectly[4]	1.51%[5]	1.26%	1.08%	1.10%	1.28%[5]	1.17%	1.07%
Total expenses after fees waived and paid indirectly and
excluding interest expense, fees and amortization of
offering costs[4,6]	0.88%[5]	0.99%[7]	1.04%	1.06%	1.20%[5]	1.07%	1.07%
Net investment income[4]	5.94%[5]	6.94%	7.83%	8.29%	9.53%[5]	7.84%	7.06%
Dividends to AMPS Shareholders	—	0.09%	0.23%	0.26%	0.87%[5]	2.28%	2.07%
Net investment income to Common Shareholders	5.94%[5]	6.85%	7.60%	8.03%	8.66%[5]	5.56%	4.99%

Supplemental Data
Net assets applicable to Common Shareholders, end of
period (000)	$276,944	$263,375	$217,541	$232,471	$196,811	$180,188	$247,272
AMPS outstanding at $25,000 liquidation preference, end of
period (000)	—	—	$125,950	$125,950	$126,950	$126,950	$146,550
VMTP Shares outstanding at $100,000 liquidation value, end
of period (000)	$125,900	$125,900	—	—	—	—	—
Portfolio turnover	22%	47%	38%	43%	26%	26%	17%
Asset coverage per AMPS at $25,000 liquidation preference,
end of period	—	—	$68,183	$71,147	$63,762	$60,495	$67,185
Asset coverage per VMTP Shares at $100,000 liquidation
value, end of period	$319,968	$309,194	—	—	—	—	—

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[7]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.94%.
[8]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	47

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)

Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period November 1, 2008 to April 30, 2009	Year Ended October 31,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$12.19	$10.51	$11.27	$9.52	$8.57	$13.72	$14.89
Net investment income	0.37 [1]	0.75 [1]	0.76 [1]	0.75 [1]	0.34 [1]	0.81 [1]	0.70
Net realized and unrealized gain (loss)	0.66	1.70	(0.79)	1.69	0.94	(5.30)	(1.15)
Net increase (decrease) from investment operations	1.03	2.45	(0.03)	2.44	1.28	(4.49)	(0.45)
Dividends from net investment income[6]	(0.39)	(0.77)	(0.73)	(0.69)	(0.33)	(0.66)	(0.72)
Net asset value, end of period	$12.83	$12.19	$10.51	$11.27	$9.52	$8.57	$13.72
Market price, end of period	$13.06	$12.27	$10.20	$10.77	$8.79	$8.40	$12.14

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	8.57%[3]	24.09%	(0.18)%	26.81%	15.78%[3]	(33.64)%	(2.93)%
Based on market price	9.79%[3]	28.70%	1.37%	31.25%	9.06%[3]	(26.49)%	(13.00)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.57%[4]	1.69%	1.81%	1.80%	2.95%[4]	4.00%	4.69%
Total expenses after fees waived and before fees
paid indirectly	1.37%[4]	1.42%	1.43%	1.40%	2.55%[4]	3.60%	4.29%
Total expenses after fees waived and paid indirectly	1.37%[4]	1.42%	1.43%	1.40%	2.55%[4]	3.60%	4.29%
Total expenses after fees waived and paid indirectly and
excluding interest expense and fees[5]	0.90%[4]	0.86%	0.78%	0.75%	0.82%[4]	0.83%	0.89%
Net investment income	5.84%[4]	6.60%	6.97%	7.07%	7.88%[4]	6.56%	4.87%

Supplemental Data
Net assets, end of period (000)	$172,089	$163,215	$140,510	$150,357	$127,079	$114,382	$183,161
Portfolio turnover	10%	26%	12%	30%	15%	16%	39%

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[6]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)

Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period January 1, 2009 to April 30, 2009	Year Ended December 31,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$16.36	$14.63	$14.51	$12.04	$10.55	$14.79	$15.77
Net investment income	0.46 [1]	1.02 [1]	1.06 [1]	1.10 [1]	0.35 [1]	1.09 [1]	1.12
Net realized and unrealized gain (loss)	0.25	1.48	(0.15)	2.16	1.41	(4.28)	(0.97)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)	(0.30)	(0.33)
Net increase (decrease) from investment operations	0.70	2.48	0.87	3.22	1.74	(3.49)	(0.18)
Dividends to Common Shareholders from net
investment income[9]	(0.37)	(0.75)	(0.75)	(0.75)	(0.25)	(0.75)	(0.80)
Net asset value, end of period	$16.69	$16.36	$14.63	$14.51	$12.04	$10.55	$14.79
Market price, end of period	$16.81	$16.06	$15.06	$14.89	$12.70	$10.57	$13.60

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	4.32%[3]	17.27%	5.96%	26.97%	16.39%[3]	(24.57)%	(1.16)%
Based on market price	7.04%[3]	11.83%	6.29%	23.52%	22.54%[3]	(17.81)%	(9.11)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.95%[5]	0.99%	1.03%	1.06%	1.23%[5]	1.12%	1.06%
Total expenses after fees waived and paid indirectly[4]	0.95%[5]	0.99%	1.03%	1.06%	1.23%[5]	1.12%	1.05%
Total expenses after fees waived and paid indirectly and
excluding interest expense and fees[4,6]	0.95%[5,7]	0.98%[8]	1.02%	1.05%	1.21%[5]	1.10%	1.05%
Net investment income[4]	5.56%[5]	6.57%	7.26%	8.08%	9.28%[5]	8.01%	7.27%
Dividends to AMPS Shareholders	0.14%[5]	0.13%	0.24%	0.28%	0.59%[5]	2.18%	2.14%
Net investment income to Common Shareholders	5.42%[5]	6.44%	7.02%	7.80%	8.69%[5]	5.83%	5.13%

Supplemental Data
Net assets applicable to Common Shareholders, end of
period (000)	$337,790	$331,058	$296,082	$293,549	$243,571	$213,472	$299,372
AMPS outstanding at $25,000 liquidation preference, end of
period (000)	$173,850	$173,850	$173,850	$173,850	$173,850	$173,850	$177,600
Portfolio turnover	9%	18%	9%	6%	1%	5%	4%
Asset coverage per AMPS at $25,000 liquidation preference,
end of period	$73,575	$72,607	$67,579	$67,215	$60,027	$55,703	$67,154

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense and fee relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[7]	For the six months ended October 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, and remarketing fees was 0.87%.[8] For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, and remarketing fees was 0.90%.
[9]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	49

Financial Highlights	BlackRock Municipal Income Trust (BFK)

Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period November 1, 2008 to April 30, 2009	Year Ended October 31,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$14.53	$12.16	$13.23	$10.74	$10.08	$14.55	$15.37
Net investment income	0.47 [1]	0.95 [1]	1.01 [1]	1.03 [1]	0.52 [1]	1.12 [1]	1.11
Net realized and unrealized gain (loss)	0.80	2.39	(1.11)	2.42	0.58	(4.38)	(0.63)
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	(0.01)	(0.02)	(0.03)	(0.03)	(0.30)	(0.31)
Net realized gain	—	—	—	—	—	—	(0.00)[2]
Net increase (decrease) from investment operations	1.27	3.33	(0.12)	3.42	1.07	(3.56)	0.17
Dividends and distributions to Common Shareholders from:[9]
Net investment income	(0.48)	(0.96)	(0.95)	(0.93)	(0.41)	(0.91)	(0.99)
Net realized gain	—	—	—	—	—	—	(0.00)[2]
Total dividends and distributions to Common Shareholders	(0.48)	(0.96)	(0.95)	(0.93)	(0.41)	(0.91)	(0.99)
Net asset value, end of period	$15.32	$14.53	$12.16	$13.23	$10.74	$10.08	$14.55
Market price, end of period	$16.34	$14.83	$12.35	$13.44	$11.10	$8.75	$15.92

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	8.80%[4]	28.24%	(1.04)%	32.75%	11.15%[4]	(25.69)%	0.70%
Based on market price	13.70%[4]	28.87%	(1.07)%	30.49%	32.34%[4]	(41.05)%	(2.11)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.74%[6]	1.45%	1.26%	1.26%	1.44%[6]	1.38%	1.18%
Total expenses after fees waived and paid indirectly[5]	1.74%[6]	1.45%	1.24%	1.15%	1.26%[6]	1.15%	0.88%
Total expenses after fees waived and paid indirectly and
excluding interest expense, fees and amortization of
offering costs[5,7]	1.06%[6]	1.14%[8]	1.14%	1.07%	1.15%[6]	0.98%	0.88%
Net investment income[5]	6.20%[6]	7.06%	7.84%	8.37%	10.48%[6]	8.34%	7.43%
Dividends to AMPS Shareholders	—	0.07%	0.20%	0.23%	0.70%[6]	2.19%	2.04%
Net investment income to Common Shareholders	6.20%[6]	6.99%	7.64%	8.14%	9.78%[6]	6.15%	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of
period (000)	$684,723	$648,497	$541,097	$587,250	$474,814	$445,289	$640,981
AMPS outstanding at $25,000 liquidation preference, end of
period (000)	—	—	$270,875	$270,875	$293,125	$293,125	$375,125
VMTP Shares outstanding at $100,000 liquidation value, end
of period (000)	$270,800	$270,800	—	—	—	—	—
Portfolio turnover	8%	17%	18%	32%	11%	13%	17%
Asset coverage per AMPS at $25,000 liquidation preference,
end of period	—	—	$74,941	$79,201	$65,498	$62,989	$67,727
Asset coverage per VMTP Shares at $100,000 liquidation
value, end of period	$352,848	$339,474	—	—	—	—	—

[1]	Based on average Common Shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS Shareholders.
[6]	Annualized.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.10%.
[9]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period January 1, 2009 to April 30, 2009	Year Ended December 31,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$15.07	$13.11	$13.86	$11.87	$10.77	$14.12	$15.01
Net investment income	0.40 [1]	0.90 [1]	0.98 [1]	0.92 [1]	0.27 [1]	0.89 [1]	0.99
Net realized and unrealized gain (loss)	0.53	1.99	(0.81)	1.83	1.03	(3.36)	(0.74)
Dividends to AMPS Shareholders from net investment income	(0.00)[2]	(0.02)	(0.03)	(0.04)	(0.02)	(0.26)	(0.31)
Net increase (decrease) from investment operations	0.93	2.87	0.14	2.71	1.28	(2.73)	(0.06)
Dividends to Common Shareholders from net
investment income[10]	(0.43)	(0.91)	(0.89)	(0.72)	(0.18)	(0.62)	(0.83)
Net asset value, end of period	$15.57	$15.07	$13.11	$13.86	$11.87	$10.77	$14.12
Market price, end of period	$15.69	$15.27	$12.99	$13.88	$9.85	$8.42	$13.55

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	6.24%[4]	22.57%	1.07%	23.80%	12.28%[4]	(19.63)%	(0.82)%
Based on market price	5.66%[4]	25.34%	0.00%	49.41%	19.18%[4]	(34.53)%	(18.04)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	2.12%[6]	1.72%	1.56%	1.60%	1.63%[6]	1.61%	1.55%
Total expenses after fees waived and before fees
paid indirectly[5]	2.12%[6]	1.71%	1.55%	1.59%	1.61%[6]	1.45%	1.37%
Total expenses after fees waived and paid indirectly[5]	2.12%[6]	1.71%	1.55%	1.59%	1.61%[6]	1.45%	1.35%
Total expenses after fees waived and paid indirectly and
excluding interest expense and fees[5,7]	1.53%[6,8]	1.58%[9]	1.43%	1.57%	1.61%[6]	1.42%	1.35%
Net investment income[5]	5.21%[6]	6.30%	7.28%	6.94%	7.38%[6]	6.82%	6.82%
Dividends to AMPS Shareholders	0.06%[6]	0.13%	0.25%	0.28%	0.56%[6]	2.17%	2.10%
Net investment income to Common Shareholders	5.15%[6]	6.17%	7.03%	6.66%	6.82%[6]	4.65%	4.72%

Supplemental Data
Net assets applicable to Common Shareholders, end of
period (000)	$31,613	$30,579	$26,574	$28,038	$24,023	$21,799	$28,560
AMPS outstanding at $25,000 liquidation preference, end of
period (000)	—	$16,325	$16,325	$16,325	$16,825	$16,825	$17,500
VRDP Shares outstanding at $100,000 liquidation
preference, end of period (000)	$16,300	—	—	—	—	—	—
Portfolio turnover	8%	34%	17%	19%	8%	45%	41%
Asset coverage per AMPS at $25,000 liquidation preference,
end of period	—	$71,828	$65,697	$67,939	$60,696	$57,399	$65,817
Asset coverage per VRDP at $100,000 liquidation value,
end of period	$293,944	—	—	—	—	—	—

[1]	Based on average Common Shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS Shareholders.
[6]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[7]	Interest expense and fee relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[8]	For the six months ended October 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was 1.49%.
[9]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was 1.52%
[10]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	51

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)

Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period January 1, 2009 to April 30, 2009	Year Ended December 31,
		2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$14.43	$12.27	$13.00	$10.95	$9.90	$14.27	$15.64
Net investment income	0.43 [1]	0.89 [1]	0.94 [1]	0.96 [1]	0.32 [1]	1.02 [1]	1.07
Net realized and unrealized gain (loss)	0.77	2.17	(0.77)	1.96	1.00	(4.32)	(1.10)
Dividends to AMPS Shareholders from net investment income	—	(0.01)	(0.02)	(0.03)	(0.02)	(0.26)	(0.32)
Net increase (decrease) from investment operations.	1.20	3.05	0.15	2.89	1.30	(3.56)	(0.35)
Dividends to Common Shareholders from net
investment income[8]	(0.44)	(0.89)	(0.88)	(0.84)	(0.25)	(0.81)	(1.02)
Net asset value, end of period	$15.19	$14.43	$12.27	$13.00	$10.95	$9.90	$14.27
Market price, end of period	$16.00	$14.38	$11.88	$12.95	$10.15	$8.19	$13.96

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	8.44%[3]	25.65%	1.19%	27.36%	13.44%[3]	(25.70)%	(2.82)%
Based on market price	14.62%[3]	29.32%	(1.65)%	36.87%	27.11%[3]	(37.17)%	(20.44)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.87%[5]	1.55%	1.39%	1.36%	1.49%[5]	1.54%	1.30%
Total expenses after fees waived and before fees paid
indirectly[4]	1.87%[5]	1.55%	1.39%	1.36%	1.48%[5]	1.45%	1.14%
Total expenses after fees waived and paid indirectly[4]	1.87%[5]	1.55%	1.39%	1.36%	1.48%[5]	1.45%	1.13%
Total expenses after fees waived and paid indirectly and
excluding interest expense, fees and amortization of
offering costs[4,6]	1.18%[5]	1.23%[7]	1.28%	1.26%	1.40%[5]	1.23%	1.13%
Net investment income[4]	5.75%[5]	6.64%	7.38%	7.91%	9.48%[5]	8.04%	7.12%
Dividends to AMPS Shareholders	—	0.07%	0.19%	0.22%	0.49%[5]	2.02%	2.12%
Net investment income to Common Shareholders	5.75%[5]	6.57%	7.19%	7.69%	8.99%[5]	6.02%	5.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of
period (000)	$110,905	$105,309	$89,481	$94,736	$79,820	$72,188	$103,882
AMPS outstanding at $25,000 liquidation preference, end of
period (000)	—	—	$42,975	$42,975	$47,750	$47,750	$62,000
VMTP Shares outstanding at $100,000 liquidation value, end
of period (000)	$42,900	$42,900	—	—	—	—	—
Portfolio turnover	12%	30%	20%	32%	6%	17%	21%
Asset coverage per AMPS at $25,000 liquidation preference,
end of period	—	—	$77,055	$80,113	$66,791	$62,803	$66,904
Asset coverage per VMTP Shares at $100,000 liquidation
value, end of period	$358,521	$345,474	—	—	—	—	—

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[7]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.19%.
[8]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”) (collectively, together with BKN, the “Trusts” or individually as the “Trust”) are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the 1940 Act, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The Board of Directors and the Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts’ would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts’ fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	53

Notes to Financial Statements (continued)

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust: (i) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (ii) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended October 31, 2012, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trust’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any,) of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At October 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BKN	$41,510,118	$22,053,381	0.21% — 0.28%
BTA	$155,793,699	$94,762,802	0.20% — 0.51%
BKK	$5,998,350	$3,750,000	0.24%
BFK	$301,935,883	$162,219,381	0.20% — 0.51%
BPS	$12,438,211	$5,864,261	0.21% — 0.30%
BSD	$50,053,789	$26,669,042	0.20% — 0.51%

For the six months ended October 31, 2012, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$19,578,587	0.74%
BTA	$95,080,558	0.83%
BKK	$3,750,000	0.56%
BFK	$159,521,584	0.77%
BPS	$5,789,471	0.73%
BSD	$26,232,355	0.76%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs, financial futures contracts), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RIC”) and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the three years ended April 30, 2012 and the period ended April 30, 2009. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Trust. Each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Offering Costs: Certain Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statement of Operations.

Other: Expenses directly related to a Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

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Notes to Financial Statements (continued)

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk Financial futures contracts are agreements between the Trusts and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations
Six Months Ended October 31, 2012

	Net Realized Loss From
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$(1,142,288)	$(109,262)	$(2,272,968)	$(106,652)	$(373,476)

	Net Change in Unrealized Appreciation/Depreciation on
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$565,164	$63,068	$926,003	$32,448	$152,019

For the six months ended October 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN	BFK	BPS	BSD
Financial futures
contracts:
Average number
of contracts sold	146	376	22	62[1]
Average notional value
of contracts sold	$19,383,504	$49,919,161	$2,920,802	$8,231,351[1]

[1]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets at the following annual rates:

BKN	0.35%
BTA	1.00%
BKK	0.50%
BFK	0.60%
BPS	0.60%
BSD	0.60%

Average weekly net assets for all of the Trusts, except BTA, is the average daily value of each Trust’s total assets minus the sum of its accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus the sum of its total liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses as a percentage of its average daily net assets as follows:

	Through	Rate
BTA	January 31, 2013	0.20%
	January 31, 2014	0.10%

For the six months ended October 31, 2012, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BTA	$169,402

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended October 31, 2012, the amounts waived were as follows:

BKN	$876
BTA	$360
BKK	$862
BFK	$2,401
BPS	$720
BSD	$626

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

BKN has an Administration Agreement with the Manager. The Administration fee paid to the manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended October 31, 2012, were as follows:

	Purchases	Sales
BKN	$96,242,924	$93,538,373
BTA	$23,634,624	$29,008,409
BKK	$44,463,878	$58,892,925
BFK	$103,831,145	$85,198,083
BPS	$5,391,057	$4,012,849
BSD	$20,502,351	$22,186,322

5. Income Tax Information:

As of April 30, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD
2013	—	—	—	—	$59,917	$583,227
2014	—	$701,315	—	$4,991,959	—	—
2015	—	—	—	606,017	—	—
2016	$3,766,405	22,052,642	$302,549	10,207,532	127,957	251,883
2017	4,506,796	6,882,935	—	2,065,704	929,529	4,028,776
2018	1,174,679	4,821,726	471,188	2,455,638	586,549	2,381,683
2019	—	951,237	1,090,371	—	—	2,978,126
No expiration date[1]	—	5,805,994	—	4,089,271	326,532	—
Total	$9,447,880	$41,215,849	$1,864,108	$24,416,121	$2,030,484	$10,223,695

1 Must be utilized prior to losses subject to expiration.

As of October 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Tax cost	$365,876,672	$176,709,188	$476,827,056	$860,009,601	$42,920,643	$137,282,362
Gross unrealized appreciation	$43,856,180	$22,830,316	$35,782,813	$103,133,635	$4,519,329	$17,471,185
Gross unrealized depreciation	(2,641,039)	(28,881,020)	(6,328,616)	(12,324,360)	(82,047)	(1,753,589)
Net unrealized appreciation/depreciation	$41,215,141	$(6,050,704)	$29,454,197	$90,809,275	$4,437,282	$15,717,596

6. Concentration, Market and Credit Risk:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	57

Notes to Financial Statements (continued)

counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of October 31, 2012, BKN, BPS and BSD invested a significant portion of their assets in securities in the health sector. BFK and BSD invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting the health or transportation sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2012	Year Ended April 30, 2012
BKN	22,934	58,712
BTA	18,332	21,299
BFK	51,903	124,471
BPS	2,011	2,190
BSD	1,884	4,390

Shares issued and outstanding remained constant for BKK for the six months ended October 31, 2012 and the year ended April 30, 2012.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BPS has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BPS is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BPS is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares issued for the six months ended October 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BPS	6/14/12	163	16,300,000	7/01/42

BPS entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the BPS and the liquidity provider is for a 364 day term and is scheduled to expire on June 13, 2013 unless renewed or terminated in advance. In the event the fee agreement is not renewed or is terminated in advance, and BPS does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BPS is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BPS is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. There is no assurance BPS will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BPS is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BPS is required to begin to segregate liquid assets with the Trust’s

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

custodian to fund the redemption. In addition, BPS is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BPS. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BPS must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2012, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BPS may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BPS’s VRDP Shares that were tendered for remarketing during the six months ended October 31, 2012 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the six months ended October 31, 2012 were as follows:

Rate
BPS	1.12%

Upon issuance of the VRDP Shares on June 14, 2012, BPS announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BPS is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BPS will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BPS redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and BPS may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. The VRDP Shares are subject to certain transfer restrictions during the special rate period. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

During the six months ended October 31, 2012, BPS issued 163 VRDP Shares.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding for the six months ended October 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BKN	12/16/11	1,259	$125,900,000	1/02/15
BFK	12/16/11	2,708	$270,800,000	1/02/15
BSD	12/16/11	429	$ 42,900,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Trusts’ VMTP Shares will be extended or that a Trusts’ VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, each VMTP Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	59

Notes to Financial Statements (continued)

premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2012, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology and AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended October 31, 2012 were as follows:

Rate
BKN	1.18%
BFK	1.18%
BSD	1.18%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding for BKN, BFK and BSD remained constant for the six months ended October 31, 2012. During the year ended April 30, 2012, the VMTP Shares issued were as follows:

Shares Issued
BKN	1,259
BFK	2,708
BSD	429

AMPS

The AMPS are redeemable at the option of BKK in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in each Trust’s Statement of Preferences (the “Governing Instrument”) are not satisfied. For financial reporting purposes, the liquidation preference of AMPS approximates BKK’s fair valuation of the AMPS.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

BKK had the following series of AMPS outstanding, effective yields and reset frequency as of October 31, 2012:

	Series	AMPS	Effective Yield	Reset Frequency Days
BKK	M-7	2,318	0.32%	7
	W-7	2,318	0.32%	7
	F-7	2,318	0.32%	7

Dividends on seven-day and 28-day AMPS are cumulative at a rate, which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK and BPS for the period were as follows:

	Series	Low	High	Average
BKK	M-7	0.23%	0.38%	0.28%
	W-7	0.23%	0.38%	0.28%
	F-7	0.23%	0.38%	0.28%
BPS	W-7	0.24%	0.38%	0.32%

Since February 13, 2008, the AMPS of BKK failed to clear any of its auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.23% to 0.38% for the six months ended October 31, 2012. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of the Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (concluded)

BKK and BPS paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the six months ended October 31, 2012, BPS announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BPS	W-7	7/05/12	653	$16,325,000

During the year ended April 30, 2012, BKN, BFK, and BSD announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKN	T-7	1/11/12	2,804	$70,100,000
	T-28	1/18/12	2,234	$55,850,000
BFK	M-7	1/10/12	2,167	$54,175,000
	T-7	1/11/12	2,167	$54,175,000
	W-7	1/12/12	2,167	$54,175,000
	R-7	1/13/12	2,167	$54,175,000
	F-7	1/09/12	2,167	$54,175,000
BSD	W-7	1/12/12	1,719	$42,975,000

AMPS issued and outstanding remained constant for BKK for the six months ended October 31, 2012 and for BKK and BPS for the year ended April 30, 2012.

The Trusts financed the AMPS redemptions with proceeds received from the issuance of VRDP Shares and VMTP Shares as follows:

BKN	$125,900,000
BFK	$270,800,000
BPS	$16,300,000
BSD	$42,900,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend on December 3, 2012 to Common Shareholders of record on November 15, 2012 as follows:

Common Dividend Per Share
BKN	$0.08000
BTA	$0.06200
BKK	$0.06225
BFK	$0.08010
BPS	$0.07100
BSD	$0.07400

Additionally, the Trusts declared a net investment income dividend on December 4, 2012 payable to Common Shareholders of record on December 14, 2012 in the same amounts as above.

The dividends declared on AMPS, VRDP or VMTP Shares for the period November 1, 2012 to November 30, 2012 were as follows:

	Series	AMPS/VRDP/VMTP Dividends Declared
BKN VMTP Shares	W-7	$123,320
BKK	M-7	$13,862
	W-7	$17,107
	F-7	$13,885
BFK VMTP Shares	W-7	$265,320
BPS VRDP Shares	W-7	$16,287
BSD VMTP Shares	W-7	$42,021

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	61

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Trust Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”), BlackRock Strategic Municipal Trust (“BSD” and together with BKN, BTA, BKK, BFK and BPS, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and such Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analyses of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Board of each of BKN, BKK, BFK, BPS and BSD considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report each of BKN, BFK, BPS and BSD has redeemed 100% of its outstanding AMPS, and BKK has redeemed 2.1% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. Each Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, with respect to BKN, BTA, BFK, BPS and BSD, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and, with respect to BKN, BTA, BFK, BPS and BSD, a

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	63

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and such Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board of each of BKN, BFK, BPS and BSD noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of its respective Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of BKN, BFK, BPS and BSD noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Fund’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of BTA noted that, in general, BTA performed better than its Peers in that BTA’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of BTA’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that BTA’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of BTA’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of BKK noted that BKK performed below the median of its Lipper Performance Universe Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of BKK’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that BKK’s investment performance as compared to its Lipper Performance Universe Composite provided a more meaningful comparison of BKK’s relative performance. The composite performance metric is a measurement blend of total return and yield. The Board of BKK and BlackRock reviewed and discussed the reasons for BKK’s underperformance during these periods compared with its Peers. The Board of BKK was informed that, among other things, BKK has a targeted maturity, and as such is managed to achieve the specific maturity goal.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each BKN, BKK, BPS and BSD noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of BFK noted that BFK’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BFK’s Peers,

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

in each case before taking into account any expense reimbursements or fee waivers. The Board of BFK also noted, however, that BFK’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by BFK’s peers.

The Board of BTA noted that BTA’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BTA’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of BTA also noted, however, that BTA’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by BTA’s Peers, after giving effect to any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	65

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Paul L. Audet, Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President1

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary2

[1]	Effective May 22, 2012, Robert W. Crothers became Vice President of the Trusts.
[2]	Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Trusts and Janey Ahn became Secretary of the Trusts.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10022

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Canton, MA 02021

AMPS Auction Agent
The Bank of New York Mellon
New York, NY 10286

VRDP Tender and Paying Agent and
VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Provider
Citibank, N.A.
New York, NY 10179

VRDP Remarketing Agent
CitiGroup Global Markets, Inc.
New York, NY 10179

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class II Trustees as follows:

	Frank J. Fabozzi [1]			James T. Flynn			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BKN	1,259	0	0	15,716,126	352,471	0	15,728,393	340,204	0
BTA	12,404,732	332,223	0	12,385,461	351,494	0	12,404,706	332,249	0
BKK	5,659	981	0	18,901,940	638,240	0	18,878,633	661,547	0
BFK	2,708	0	0	41,296,990	1,175,494	0	41,395,486	1,076,999	0
BPS	464	154	0	1,915,477	21,753	0	1,912,148	25,082	0
BSD	429	0	0	6,626,655	223,957	0	6,609,481	241,131	0

[1]	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	67

Additional Information (continued)

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSD and BFK, on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BSD and BFK (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to BSD and BFK and each of their Common Shareholders by redeeming AMPS at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by BSD and BFK as a result of the prior redemptions and injunctive relief preventing BSD and BFK from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of New York, New York County, entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012 also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a consolidated shareholder derivative complaint. Defendants moved to dismiss the consolidated shareholder derivative complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs limited discovery of the Demand Review Committee of the Board of Directors, including depositions of its members and documents upon which they relied. Defendants filed a response on October 26, 2012, and plaintiffs filed a reply on November 20, 2012. The Defendants believe that the claims asserted in the consolidated shareholder derivative complaint are without merit and intend to vigorously defend themselves in the litigation.

On February 9, 2012, the Board of BTA approved the removal of BTA’s non-fundamental investment policies limiting BTA’s investment in residual interest municipal tender option bonds to 25% of its net assets and requiring that swaps may only be entered into with counterparties that are rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody’s. As a result of these investment policy changes, BTA may invest more than 25% of its net assets in residual interest municipal tender option bonds, which are derivative municipal securities that have embedded in them the risk of economic leverage. See The Benefits and Risks of Leveraging on page 11 and Note 1 of the Notes to Financial Statements. In addition, BTA may enter into swaps with any counterparties approved by the Manager. Such counterparties may entail a greater degree of credit risk or risk of nonperformance than counterparties rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody’s. The Manager will seek to minimize BTA’s exposure to counterparty risk by entering into swaps with counterparties the Manager believes to be creditworthy at the time they enter into such transactions. To the extent BTA engages in swaps, shareholders of BTA will be dependent on the analytical ability of the Manager to evaluate the credit quality of counterparties to such transactions. In the event of the insolvency of a counterparty, BTA may not be able to recover its assets, in full or at all, during the insolvency process. In addition, counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. The foregoing investment policy amendments will not alter BTA’s investment objective.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Additional Information (continued)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http:// www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to incorporate BlackRock’s website in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	69

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF -BK6-10/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
(a)(2) –	Certifications – Attached hereto
(a)(3) –	Not Applicable
(b) –	Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: January 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Trust

Date: January 3, 2013

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